UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09917

                        SENTINEL VARIABLE PRODUCTS TRUST

                 National Life Drive, Montpelier, Vermont 05604

                           NL Capital Management, Inc.
                 National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code: (802) 229-3900

Date of fiscal year end:   December 31, 2003

Date of reporting period:  December 31, 2003

ITEM 1.  REPORT TO SHAREHOLDERS
----------------------------------------------------------------------------





                        Sentinel Variable Products Trust
                              Policyholders Report
                                December 31, 2003

Sentinel Variable Products Trust
National Life Drive,
Montpelier, Vermont 05604


Table of Contents

      1   Message to Policyholders
      5   Fund Performance
      6   Sentinel Variable Products Trust Common Stock Fund
      9   Sentinel Variable Products Trust Growth Index Fund
     11   Sentinel Variable Products Trust Mid Cap Growth Fund
     13   Sentinel Variable Products Trust Small Company Fund
     17   Sentinel Variable Products Trust Balanced Fund
     19   Sentinel Variable Products Trust Bond Fund
     21   Sentinel Variable Products Trust Money Market Fund
     23   SVPT Statement of Assets and Liabilities
     25   SVPT Statement of Operations
     27   SVPT Statement of Changes in Net Assets
     30   SVPT Common Stock Fund Financial Highlights
     31   SVPT Growth Index Fund Financial Highlights
     32   SVPT Mid Cap Growth Fund Financial Highlights
     33   SVPT Small Company Fund Financial Highlights
     34   SVPT Balanced Fund Financial Highlights
     35   SVPT Bond Fund Financial Highlights
     36   SVPT Money Market Fund Financial Highlights
     37   SVPT Notes to Financial Statements
     40   Report of Independent Auditors
     41   Board Members and Officers

Message to Policyholders


[GRAPHIC OMITTED]

James A. Mallon
Chairman

DEAR POLICYHOLDER:

            We begin our letter this year with a tribute to Joe Rob who, until his untimely death in October of this year, served as President of Sentinel Variable Products Trust, and in many senior executive capacities within the Sentinel Companies complex, including Chairman and President of our sister organization, the Sentinel Funds. As you may know, Joe played a critical role in helping to grow Sentinel to its current position as one of the most respected names in the industry. The members of the Sentinel family will sorely miss Joe's wit, intelligence and business acumen, and we wish to extend our deepest condolences to his family.

            While the 12 months ending December 31, 2003 produced very positive returns for most investment products, it was, nevertheless, a difficult period for the mutual fund industry in general. Headlines focused on a number of fund companies, which were investigated primarily for offenses called "market timing" and "late trading."

            In the context of the Trust's funds, "late trading" is not an issue. Because the Trust offers its shares only to National Life separate accounts, the Trust receives all of its daily purchase and sale orders directly from National Life. National Life knows directly that all these orders were received by it prior to 4:00 p.m. Unlike many mutual funds which sell shares directly to the public, the Trust is not reliant on any third parties who might falsely assert that orders were received prior to 4:00 p.m.

            "Marketing timing" is, broadly speaking, an attempt to lock in gains through the aggressive and recurrent shifting of assets among different types of funds or other investments in response to relatively minor market movements, or by manipulating technical circumstances such as the closing times of markets operating in other geographic locations (such as Asia). Timing is not illegal, but it can be disruptive and very undesirable. Such trading may result in otherwise unnecessary administrative and execution expenses. Further, because fund managers may be forced to keep more of their portfolios invested in cash in order to satisfy the liquidation orders created by timers, performance can be negatively affected.

            While the Trust has experienced some market timing activity in the past, we do not believe that this activity has been a significant problem for the Trust. We do not offer a fund which invests primarily in foreign securities, the type of fund which has presented the most opportunities for market timers. In addition, because an investor must buy a National Life variable life insurance or annuity product in order to have access to the Trust's funds, the Trust in general is not as attractive for timing activity as are mutual funds, which as noted, are sold directly to the public. Nonetheless, we now monitor trading for market timing activity, and seek to prevent it by all practicable means available to us.

            We also note that we have verified that no National Life management or investment personnel have engaged in any market timing activity with respect to the Trust's funds.

            We cannot guarantee that we can always prevent abusive trading practices, but you can rest assured that we are committed to guarding against these trading abuses, and justifying the trust you have placed in us to the best of our ability. You can also rest assured that we will continue to manage the money you have entrusted to us in accordance with the highest ethical standards. As you know, since its founding in 1850, National Life's long history has been exemplified by integrity, stability and commitment to its policyholders. We have always taken this commitment very seriously, and shall certainly continue to do so.

         THE ECONOMY

            The economic recovery began slowly in the first quarter. Gross Domestic Product (GDP) grew only 1.4% during the first three months of the year, as uncertainty about the outcome of the war with Iraq caused consumers and businesses to hold back on their spending. Nevertheless, the underlying forces for a stronger recovery were already gathering at that time.

            The Federal Reserve Board provided ample liquidity, keeping interest rates low. Consumers used the low interest-rate environment to reduce their financial obligations by re-financing their mortgages. Real disposable income grew at a steady pace as a result of continued strong productivity gains.

            Strong consumer spending helped to lift second quarter growth in real GDP to 3.3%. Business spending started to show some signs of life, but most businesses seemed to feel that it would be more prudent to wait for improved profits and cash flow before making substantial outlays for new equipment. Higher levels of government spending also added to the economy's growth rate during the quarter.

            In July, consumers began to reap the benefits of the Bush Administration's tax cut plan passed by Congress in 2002. Income tax withholding rates were lowered across the board and many families received refund checks based on the new level of child tax credits. The additional income provided by the tax cut program gave a strong boost to consumer spending. This was especially true for large-ticket items such as automobiles and consumer electronics products.

            Corporate profits, which had started to tick up in the second quarter, increased sharply in the third quarter. Operating profits grew 22% over their levels from a year earlier and businesses responded to the higher profits by stepping up spending dramatically. New spending by businesses on equipment and software surged 15.4% in the quarter. The net result of this increased spending was that GDP growth increased to 8.2% for the quarter, the highest for any one quarter in 19 years.

            It appears likely that economic growth will slow somewhat from the pace set in the third quarter. However, most economists agree that we are currently in the midst of a recovery and the consensus view (according to First Call) is that corporate profits will be up 20% or more again in the fourth quarter.

            With consumer confidence having rebounded to a new 12-month high and with businesses now spending again on new equipment, we expect the recovery to become self-reinforcing as we proceed through 2004. Tax refund checks in 2004 should be larger than normal (the full impact of the retroactive tax cuts for 2003 were not captured by the drop in withholding rates that were put into place last July) and these additional funds are likely to provide another boost to spending. Businesses will also need to rebuild inventories that were depleted during the third quarter. We envision GDP growth on the order of 3.5-4.0%, and we expect another solid gain in corporate profits in this environment.

          THE FINANCIAL MARKETS

         EQUITY MARKETS

            Stocks began the year with declines through February, reflecting investor concerns about the outlook for corporate profits and the outcome of the war in Iraq. The market bottomed in March, then began a strong recovery that lasted the rest of the fiscal year as investors' fears about the strength of the economic recovery began to ease. For the 12 months ending December 31, 2003, the Standard & Poor's 500 Index gained 28.67%, the Dow Jones Industrial Average was up 28.26%, and the NASDAQ gained 50.77%. In general, small stocks performed better than large stocks, and growth stocks outperformed value stocks. Low-priced stocks, stocks with higher risk profiles, and even stocks with no current earnings were among the best performers for the year.

            This pattern of returns is not unusual in a year of economic recovery. Investors tend to flock to companies that have the most leverage to upside earnings surprises when the outlook for profits begins to improve. Often, these companies are the ones that have suffered the most during the downturn, and they have also often done the most cost cutting. It is not that surprising, therefore, that they can offer investors the biggest potential gains when economic growth improves.

            All of Sentinel's equity funds enjoyed strong gains during the 12-month period. The two largest gainers were the Mid Cap Growth Fund, which was up 41.85% for the period, substantially outperforming the 36.09% return of its Morningstar peer group, and the Small Company Fund, which was up 39.44% during the fiscal year. The Common Stock Fund earned a 31.43% return for the period, and the Balanced Fund earned 15.07% since its July 31, 2003 inception.

            As noted earlier, stronger-than-expected economic growth, particularly in the third quarter, led to a 22% surge in year-over-year reported profits. Companies benefited from strong growth in productivity, as they were able to step up production without adding significantly to payrolls. Raw-material prices increased during the year, but not enough to offset the positive effects of muted wage gains and sharp gains in productivity. As a result, after-tax profit margins improved steadily during the year, and are now back to relatively high levels.

            This year's gains in stock prices have left some market observers concerned about overall valuation levels. Others point to the fact that this year's surge in corporate profits has left the market no more expensive today than it was a year ago. The market currently sells at about 17 times estimated earnings for the S&P 500 for 2004, which is in line with its multiple a year ago, when estimates for forward looking earnings were much lower.

            Our outlook calls for corporate earnings to increase another 12-15% over the next 12 months as the economic recovery continues. While the market's price/earnings multiple could contract if interest rates rise over that period, companies that deliver strong earnings gains should once again deliver solid returns.

         FIXED-INCOME MARKETS

            As we predicted at this time last year, the bond market generally provided investors more modest returns for the fiscal year ended December 31, 2003. Volatility remained the norm, with the U.S. Treasury 10-Year Note trading in a 3.1% to 4.6% range over the period. However, interest rates ended the 12-month period with little change from their beginning levels. After falling to their lowest levels in 50 years in the second quarter of 2003, interest rates rose sharply to begin the third quarter, experiencing their highest percentage increase in nearly 25 years. The yield on the U.S. Treasury 10-year Note rose a stunning 150 basis points in just six weeks. Stronger-than-expected U.S. economic growth, coupled with the perception that the Federal Reserve would be successful in re-inflating the U.S. economy, led to a massive liquidation in the bond market. Since July 2003, the 10-Year Note has traded in a 4.0 to 4.5% range and seems destined to remain there for quite some time.

            The Federal Reserve eased monetary policy once during the period by 25 basis points, keeping the Federal Funds rate at historical lows at the current 1%. The Fed seems content at leaving interest rates low for the foreseeable future to insure that U.S. economic growth gains traction. As a result, the U.S. Treasury yield curve continued to remain extremely steep by historical standards. The Lehman U.S. Treasury Index produced a 2.24%% return for the 12-month period ended December 31, 2003.

            Prepayments on mortgage-backed securities surged to record levels as homeowners rushed to lock in these historically low interest rates. In fact, the mortgage-backed securities (MBS) market did not even exist the last time interest rates were this low. However, certain parts of the MBS market performed extremely well, particularly Collateralized Mortgage Obligations (CMOs), which offered investors protection from excessive prepayments. The Lehman MBS Index returned 3.07% for the period.

            Investor confidence re-emerged strongly in the corporate bond market, after a year of unprecedented corporate malfeasance. Investors were quick to recognize the beginning trend of balance sheet de-leveraging and higher accounting and accountability standards, aggressively buying the corporate bond sector. In addition, with interest rates at historical lows, yield-hungry investors made lower-rated corporate debt their asset class of choice, due to their attractive yield spread to U.S. Treasury issues. Lower quality securities vastly outperformed higher quality ones as evidenced by the Lehman Indices, where the Baa Index returned 11.81% for the period, versus a 3.55% for the Aaa Index. The Lehman Credit Index produced astonishing returns over the period, with the Lehman High Yield Index up 28.97%. Of particular note, securities rated Caa and lower returned between 60% and 85%. However, prior to this period, the 5-year annualized return of the Lehman High Yield Corporate Bond Index was a scant 0.38%.

            Going forward, we expect the fixed-income market to produce modest returns over the next 12 months. With interest rates still near historical lows, it seems just a matter of time before rates start their ascent. However, even with stronger U.S. economic growth on the horizon, the Fed will likely be reluctant to raise interest rates until there is clear and indisputable evidence that inflation is becoming a problem. In any case, the bond market should be way ahead of the Fed.

         SUMMARY AND BRIEF LOOK AHEAD

            Following three straight years of negative returns for stocks, investors entered 2003 with low expectations. A combination of positive factors, including tax cuts, low interest rates, and strong productivity gains produced earnings gains that consistently exceeded expectations. Consumer spending was helped by steady gains in real disposable income, and business spending increased sharply in response to gains in profits and cash flow. As we look ahead to 2004, the economy appears to be in the midst of a self-reinforcing recovery. Barring some unforeseen negative event, we would expect corporate profits to show solid gains in 2004. While we expect stock indices to move higher in this environment, we believe their gains could well be smaller than in 2003.

            We thank you for your continued support, will continue to work hard to earn your trust, and look forward to helping you meet your investment goals in the years ahead.

Sincerely,
---------------
James A. Mallon
Chairman

                                Fund Performance

Performance data for each Sentinel Variable Products Trust Fund is provided in this table. Financial data is contained in the following pages.

                                                    For the period from
                                              01/01/03 through 12/31/03 12/31/03
                                     ---------------------------------------------------
                                     Net Asset                   Capital
Sentinel Variable                    Value Per    Income          Gain          Total
Products Trust Fund                    Share     Dividends     Distributions    Return*
----------------------               ---------------------------------------------------
Common Stock .....................   $  10.11    $  0.08          $  --          31.43%
Growth Index .....................       7.59       0.06             --          23.97
Mid Cap Growth ...................       8.27         --             --          41.85
Small Company ....................      13.45       0.01           0.01          39.44
Balanced** .......................      11.26       0.09           0.16          15.07
Bond** ...........................      10.25       0.19           0.10           5.38
Money Market***...................       1.00       0.0075           --           0.75

Standard & Poor's 500 + ..........         --        --              --          28.67
Lehman Aggregate Bond Index ++ ...         --        --              --           4.10

  * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is no guarantee of future results.
 **  Commenced operations August 1, 2003.
*** An investment in a money market fund is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
 +   An unmanaged index of stocks reflecting average prices in the stock market.
++   An unmanaged index of bonds reflecting average prices in the bond market.

 THE SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND SEEKS A COMBINATION OF GROWTH OF CAPITAL, CURRENT INCOME, GROWTH OF INCOME, AND RELATIVELY LOW RISK AS
  COMPARED WITH THE STOCK MARKET AS A WHOLE, BY INVESTING MAINLY IN A DIVERSE
             GROUP OF COMMON STOCKS OF WELL-ESTABLISHED COMPANIES.

               SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND

            Traditionally, the Fund has fared very well in down markets by protecting asset values. The ability to participate fully in the surge in stock prices during 2003 was a reflection of the effectiveness of our disciplined investment process.

            The Fund returned 31.4% for the fiscal year ending December 31, 2003. This compares favorably with the Standard & Poor's 500 Index, which returned 28.7%, and the Standard & Poor's Barra Value Index, which gained 31.8%. The Fund also outperformed its peer group, represented by the Morningstar Large Cap Value Average+ return of 28.4%, and the Lipper Large Cap Value Average+ gain of 28.3%.

            TRADITIONALLY, THE FUND HAS FARED VERY WELL IN DOWN MARKETS BY PROTECTING ASSET VALUES. THE ABILITY TO PARTICIPATE FULLY IN THE SURGE IN STOCK PRICES DURING 2003 WAS A REFLECTION OF THE EFFECTIVENESS OF OUR DISCIPLINED INVESTMENT PROCESS.

            After three difficult years in the stock market, the strong rebound in stock prices was heartening. Particularly noteworthy was the Fund's outperformance in an up market.

            The Fund has always focused on owning a well-diversified portfolio of high quality, cash-generating companies with sustainable business advantages. Earlier this year, the range of companies that met our valuation criteria expanded to its greatest in years. We were able to purchase many companies leveraged to an economic revival and selling at attractive prices in the industrials, technology and basic materials sectors. The majority of these securities did very well, leading to the Fund's strong performance. Over the course of the fiscal year, the best-performing sectors in the Fund's portfolio included technology, consumer discretionary, basic materials and industrial issues. Laggards included telecommunications, health care and energy stocks.

            The stock market has discounted very quickly improving prospects in many cyclical industries - particularly within technology. In the last months of the fiscal year, we pared back commitments to technology as many holdings achieved full valuation, and repositioned proceeds in more defensive, undervalued areas. In particular, we increased commitments to health care, consumer staples and energy companies. While we believe that solid economic trends will endure, we are always conscious of the valuations of our stock holdings. At this time, the shares of many dependable growth companies look very attractive, as investors have set their sights elsewhere.

            The broad improvement in equity prices during the past year anticipated a strong improvement in economic growth, both domestically and internationally. The synchronized global downturn in business activity that commenced in 2000 abated this past year as the positive impact of stimulative economic policies finally took hold. Stronger growth trends have emerged in the U.S., Europe, Japan and many emerging economies. China, in particular, has became a major force in markets - both as a source of voracious demand for many commodities and raw materials, and as a supplier of a wide array of manufactured goods. Improving economic trends should persist well into next year, leading to better earnings trends for many companies. The strong surge in stock prices largely reflects this more positive outlook. Sentiment in the stock market swung from a pervading pessimism last year to an environment of renewed confidence and optimism this year. While we have benefited nicely from the improvement in the business climate, higher stock prices have left fewer pockets of opportunity to exploit. The market is more fairly valued, and continued earnings growth will be essential in stock prices continuing to move higher. Looking ahead, we envision solid, albeit more moderate appreciation in stock prices, largely in line with earnings growth trends.


       + A group of mutual funds with similar investment objectives and which are directly available to the public, whose total returns are tracked at net asset value by Morningstar, Inc., and Lipper Analytical Services, Inc.

         Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is not predictive of future results.

                    SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND

                           Common Stock Fund        S&P 500       Barra Value
            11/30/2000         10000                 10000         10000
            12/31/2000         10500                 10049         10514
             1/31/2001         10460                 10405         10958
             2/28/2001         10140                  9457         10232
             3/31/2001          9829                  8858          9829
             4/30/2001         10480                  9546         10495
             5/31/2001         10550                  9610         10604
             6/30/2001         10029                  9376         10261
             7/31/2001         10050                  9284         10083
             8/31/2001          9599                  8704          9501
             9/30/2001          8978                  8001          8599
            10/31/2001          9079                  8153          8600
            11/30/2001          9489                  8779          9146
            12/31/2001          9650                  8856          9285
             1/31/2002          9497                  8726          9031
             2/28/2002          9568                  8558          8949
             3/31/2002          9954                  8880          9408
             4/30/2002          9507                  8342          8937
             5/31/2002          9507                  8281          8973
             6/30/2002          8837                  7691          8408
             7/31/2002          8096                  7092          7499
             8/31/2002          8126                  7138          7551
             9/30/2002          7385                  6363          6689
            10/31/2002          7801                  6923          7244
            11/30/2002          8309                  7330          7752
            12/31/2002          7977                  6899          7349
             1/31/2003          7730                  6719          7149
             2/28/2003          7524                  6618          6954
             3/31/2003          7432                  6682          6945
             4/30/2003          8080                  7232          7631
             5/31/2003          8811                  7613          8192
             6/30/2003          8790                  7710          8252
             7/31/2003          8996                  7846          8435
             8/31/2003          9346                  7999          8617
             9/30/2003          9161                  7914          8462
            10/31/2003          9655                  8362          9040
            11/30/2003          9809                  8435          9121
            12/31/2003         10484                  8877          9683


                          -----------------------
                          AVERAGE ANNUAL
                          TOTAL RETURN -

                          Through 12/31/03

                          Period
                          1 Year           31.43%
                          -----------------------
                          Since
                          Inception+        1.55%
                          +11/30/00
                          -----------------------


* An unmanaged index of stocks reflecting average prices in the stock market.

We would like to thank you for your support and look forward to profitable returns in the years ahead.


/s/ Van Harissis, CFA
------------------------
Van Harissis, CFA

/s Daniel J. Manion, CFA
------------------------
Daniel J. Manion, CFA

/s/ Hilary T. Roper, CFA
------------------------
Hilary T. Roper, CFA

               SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND

INVESTMENT IN SECURITIES
at December 31, 2003
                                                         Shares        Value
                                                                      (Note 2)
--------------------------------------------------------------------------------
   COMMON STOCKS 95.9%
   CONSUMER DISCRETIONARY 10.7%
*  Comcast Corp. - Class A                                 45,000   $1,407,600
   Disney (Walt) Co.                                        9,163      213,773
*  Interpublic Group of Cos., Inc.                         58,000      904,800
*  Time Warner, Inc.                                       85,000    1,529,150
   TJX Cos.                                                12,000      264,600
*  Yum Brands, Inc.                                        22,000      756,800
                                                                   -----------
                                                                     5,076,723
                                                                   -----------
   CONSUMER STAPLES 8.9%
   Altria Group, Inc.                                      17,000      925,140
   Colgate Palmolive Co.                                   12,000      600,600
   Diageo plc (ADR)                                         5,000      264,300
   Kimberly-Clark Corp.                                    17,000    1,004,530
   Kraft Foods, Inc.                                       25,000      805,500
   McKesson Corp.                                          10,000      321,600
   PepsiCo, Inc.                                            6,400      298,368
                                                                   -----------
                                                                     4,220,038
                                                                   -----------
   ENERGY 13.0%
*  B.J. Services Co.                                        4,100      147,190
   ChevronTexaco Corp.                                      3,597      310,745
*  Cooper Cameron Corp.                                     7,000      326,200
   EOG Resources, Inc.                                     16,000      738,720
   Exxon Mobil Corp.                                       17,000      697,000
   GlobalSantaFe Corp.                                      9,838      244,277
   Noble Energy, Inc.                                      14,000      622,020
*  Pioneer Natural
     Resources Co.                                         21,400      683,302
*  Pride Int'l., Inc.                                      28,000      521,920
   Royal Dutch Petroleum Co.                                5,500      288,145
   Schlumberger Ltd.                                        9,458      517,542
   Tidewater, Inc.                                          8,500      253,980
   Unocal Corp.                                            10,300      379,349
*  Weatherford Int'l., Inc.                                12,000      432,000
                                                                   -----------
                                                                     6,162,390
                                                                   -----------
   FINANCIALS 12.6%
   American Express Co.                                     8,813      425,051
   American Int'l. Group                                    5,500      364,540
   Bank of New York, Inc.                                  17,000      563,040
*  Berkshire Hathaway, Inc. -
     Class A                                                    5      421,250
   Citigroup, Inc.                                         14,013      680,191
   Fleetboston Financial
     Corp.                                                 15,000      654,750
   Morgan Stanley                                           7,000      405,090
   PNC Financial Services
     Group, Inc.                                            8,000      437,840
   St. Paul Cos., Inc.                                     18,000      713,700
   Travelers Property
     Casualty - Class A                                    22,000      369,160
   US Bancorp                                              15,000      446,700
   Wells Fargo & Co.                                        8,000      471,120
                                                                   -----------
                                                                     5,952,432
                                                                   -----------
   HEALTH CARE 19.7%
   Abbott Labs                                             11,000      512,600
   Applera Corp. - Applied
     Biosystems Group                                      22,000      455,620
   Baxter Int'l., Inc.                                     45,000    1,373,400
   Cigna Corp.                                             12,000      690,000
   Guidant Corp.                                           10,000      602,000
   HCA, Inc.                                               14,000    $ 601,440
   Johnson & Johnson                                       15,000      774,900
*  Laboratory Corp.
     of America                                            30,000    1,108,500
   Lilly, Eli & Co.                                        20,000    1,406,600
*  MedImmune, Inc.                                          4,500      114,300
   Pfizer, Inc.                                            14,000      494,620
*  Tenet Healthcare Corp.                                  55,000      882,750
   Wyeth                                                    8,000      339,600
                                                                   -----------
                                                                     9,356,330
                                                                   -----------
   INDUSTRIALS 12.4%
   CSX Corp.                                               22,000      790,680
   Dover Corp.                                              5,300      210,675
   General Dynamics Corp.                                   7,000      632,730
   General Electric Co.                                     4,460      138,171
   Honeywell Int'l., Inc.                                  22,100      738,803
   Northrop Grumman Corp.                                  12,000    1,147,200
*  Quanta Services, Inc.                                   10,000       73,000
   Rockwell Automation, Inc                                 9,100      323,960
   Tyco Int'l. Ltd.                                        31,900      845,350
   Union Pacific Corp.                                      9,200      639,216
   United Technologies Corp.                                3,700      350,649
                                                                   -----------
                                                                     5,890,434
                                                                   -----------
    INFORMATION TECHNOLOGY 9.9%
*   BMC Software, Inc.                                     38,100      710,565
    Electronic Data Systems                                40,000      981,600
    First Data Corp.                                       11,000      451,990
    Int'l. Business Machines                                3,000      278,040
    Microsoft Corp.                                        20,000      550,800
    Motorola, Inc.                                         40,000      562,800
*   Sungard Data
      Systems, Inc.                                        12,000      332,520
    Symbol Technologies,
      Inc.                                                 40,000      675,600
*   Waters Corp.                                            5,300      175,748
                                                                   -----------
                                                                     4,719,663
                                                                   -----------
    MATERIALS 6.6%
    Alcan, Inc.                                            10,400      488,280
    Companhia Vale Do
      Rio Doce (ADR)                                        2,900      169,650
    Dupont (EI) de Nemours                                  7,051      323,570
    Freeport McMoran Copper
      & Gold 14,000                                       589,820
*   Inco Ltd.                                               6,300      250,866
    Int'l. Paper Co.                                       11,300      487,143
    Monsanto Co.                                           14,000      402,920
    Newmont Mining Corp.                                    7,600      369,436
                                                                   -----------
                                                                     3,081,685
                                                                   -----------
    TELECOMMUNICATION SERVICES 2.1%
    AT & T Corp.                                           20,000      406,000
    Verizon Communications                                 16,500      578,820
                                                                   -----------
                                                                       984,820
                                                                   -----------
    Total Common Stocks
      (Cost $39,321,814)                                            45,444,515
                                                                   -----------


                                                     Principal Amount   Value
                                                       (M=$1,000)      (Note 2)
--------------------------------------------------------------------------------
    CORPORATE SHORT-TERM NOTES 2.9%
    Commoloco, Inc.
      1.05%, 01/06/04
      (Cost $1,399,796)                                    1,400M  $ 1,399,796
                                                                   -----------
    Total Investments
      (Cost $40,721,610)**                                          46,844,311

    EXCESS OF OTHER ASSETS
    OVER LIABILITIES 1.2%                                              566,688
                                                                   -----------
    NET ASSETS                                                     $47,410,999
                                                                   ===========
       * Non-income producing.
      ** Also cost for federal income tax purposes. At December 31, 2003 unrealized appreciation for federal income tax purposes aggregated $6,122,701 of which $7,365,719 related to appreciated securities and $1,243,018 related to depreciated securities.

         (ADR) - American Depository Receipt See Notes to Financial Statements.

     THE SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND SEEKS TO MATCH,
                    AS CLOSELY AS POSSIBLE BEFORE EXPENSES,
               THE PERFORMANCE OF THE S&P 500/BARRA Growth Index.

               SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND

            The SVPT Growth Index Fund earned a 23.97% return for the fiscal year ending December 31, 2003, slightly trailing the 25.65% return for the S&P 500 Barra/Growth Index.

            EVEN THOUGH PRICE/EARNINGS RATIOS MAY NOT EXPAND SIGNIFICANTLY FROM THEIR CURRENT LEVELS, WE EXPECT STOCKS WITH ABOVE-AVERAGE EARNINGS GROWTH TO CONTINUE TO PERFORM WELL.

            Although the stock market declined during the first few months of the year, growth stocks held up better than the overall market. This strong relative performance was an early sign that investors were willing to take on additional risk and own stocks that were likely to show large earnings gains in an economic recovery. The stock market rebounded nicely during the second quarter, led higher by technology stocks such as Cisco, Dell, Intel, and Microsoft. Cyclical stocks in the consumer discretionary and telecommunications sectors also performed well as investors began to anticipate a recovery in corporate profits. During the third quarter, growth stocks outperformed value stocks by a small margin, as investors continued to react favorably to the news that Gross Domestic Product growth was coming in stronger than expected.

            During the fiscal year, the strongest-performing sectors were utilities, telecommunications, and consumer discretionary stocks. Two of the more defensive sectors - energy and health care - underperformed during the period.

            Our economic outlook calls for a continuation of the economic recovery in 2004, with GDP growing at a 3-4% range. We would expect corporate profits to increase another 12-15% in this environment. Even though price/earnings ratios may not expand significantly from their current levels, we expect stocks with above-average earnings growth to continue to perform well.


          /s/ Robert L. Lee, CFA
          ----------------------------
          Robert L. Lee, CFA

          /s/ Charles C. Schwartz, CFA
          ----------------------------
          Charles C. Schwartz, CFA

          Information for the Sentinel Variable Products Trust Growth Index Fund Chart:

                               Growth Index            S&P Barra Growth
              11/30/2000           10000                   10000
              12/31/2000            9464                    9567
               1/31/2001            9724                    9840
               2/28/2001            8584                    8684
               3/31/2001            7803                    7902
               4/30/2001            8494                    8607
               5/31/2001            8514                    8628
               6/30/2001            8373                    8511
               7/31/2001            8353                    8489
               8/31/2001            7783                    7919
               9/30/2001            7263                    7386
              10/31/2001            7533                    7659
              11/30/2001            8193                    8338
              12/31/2001            8192                    8350
               1/31/2002            8182                    8337
               2/28/2002            7931                    8091
               3/31/2002            8122                    8284
               4/30/2002            7530                    7691
               5/31/2002            7380                    7542
               6/30/2002            6778                    6937
               7/31/2002            6457                    6604
               8/31/2002            6498                    6646
               9/30/2002            5826                    5958
              10/31/2002            6357                    6509
              11/30/2002            6658                    6825
              12/31/2002            6223                    6381
               1/31/2003            6071                    6222
               2/28/2003            6051                    6203
               3/31/2003            6132                    6329
               4/30/2003            6535                    6752
               5/31/2003            6747                    6972
               6/30/2003            6858                    7099
               7/31/2003            6949                    7192
               8/31/2003            7060                    7317
               9/30/2003            7040                    7294
              10/31/2003            7352                    7622
              11/30/2003            7403                    7687
              12/31/2003            7714                    8018


                           ------------------------
                           AVERAGE ANNUAL
                           TOTAL RETURN -

                           Through 12/31/03

                           Period
                           1 Year            23.97%
                           ------------------------
                           Since
                           Inception+        -8.07%
                           +11/30/00
                           ------------------------


         Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is not predictive of future results. *An unmanaged index of stocks reflecting average prices in the stock market.

         "S&P 500/BARRA Growth" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National Life Investment Management Company, Inc. Sentinel Variable Products Trust Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Sentinel Variable Products Trust Growth Index Fund.

               SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND

    INVESTMENT IN SECURITIES
    at December 31, 2003

                                                         Shares         Value
                                                                       (Note 2)
--------------------------------------------------------------------------------
    COMMON STOCKS 98.9%
    Consumer Discretionary  6.7%
*   AutoZone, Inc.                                             70   $    5,965
*   Bed Bath & Beyond, Inc.                                   220        9,537
    Best Buy Co., Inc.                                        240       12,538
    Black & Decker Corp.                                       60        2,959
    Delphi Automotive Systems                                 410        4,186
    Dollar General Corp.                                      240        5,038
    Dow Jones & Co., Inc.                                      56        2,792
*   Ebay, Inc.                                                480       31,003
    Family Dollar Stores, Inc.                                130        4,664
    Gap, Inc.                                                 660       15,319
    Harley-Davidson, Inc.                                     221       10,504
    Int'l. Game Technology                                    250        8,925
    Knight Ridder, Inc.                                        60        4,642
*   Kohl's Corp.                                              255       11,460
    Lowe's Cos., Inc.                                         580       32,126
    Maytag Corp.                                               50        1,392
    McGraw-Hill Cos., Inc.                                    140        9,789
    Meredith Corp.                                             40        1,952
    New York Times Co.- Class A                               110        5,257
    Nike, Inc.                                                200       13,692
    Omnicom Group, Inc.                                       144       12,576
    Radioshack Corp.                                          119        3,651
*   Staples, Inc.                                             360        9,828
*   Starbucks Corp.                                           290        9,587
    Tiffany & Co.                                             110        4,972
    TJX Companies, Inc.                                       370        8,159
    Tupperware Corp.                                           41          711
    Whirlpool Corp.                                            50        3,633
*   Yum Brands, Inc.                                          214        7,362
                                                                   -----------
                                                                       254,219
                                                                   -----------

    CONSUMER STAPLES  19.2%
    Altria Group, Inc.                                      1,500       81,630
    Anheuser-Busch Co., Inc.                                  601       31,661
    Avon Products, Inc.                                       176       11,878
    Brown Forman Corp. - Class B                               50        4,673
    Campbell Soup Co.                                         294        7,879
    Clorox Co.                                                160        7,770
    Coca-Cola Co.                                           1,815       92,111
    Colgate Palmolive Co.                                     395       19,770
    Gillette Co.                                              749       27,511
    Heinz, H.J. Co.                                           254        9,253
    Hershey Foods Corp.                                       100        7,699
    Kellogg Co.                                               305       11,614
    Kimberly-Clark Corp.                                      370       21,863
    McCormick & Company, Inc.                                 100        3,010
    PepsiCo, Inc.                                           1,270       59,207
    Procter & Gamble Co.                                      960       95,885
    Sara Lee Corp.                                            582       12,635
    Sysco Corp.                                               474       17,647
    UST, Inc.                                                 116        4,140
    Walgreen Co.                                              756       27,503
    Wal-Mart Stores, Inc.                                   3,201      169,813
    Wrigley (Wm.) Jr. Co.                                     170        9,556
                                                                   -----------
                                                                       734,708
                                                                   -----------
    ENERGY  0.6%
    Schlumberger Ltd.                                         430       23,530
    Financials  4.7%
    American Express Co.                                      950       45,818
    Fannie Mae                                                720       54,043
    Federated Investors, Inc.-
      Class B                                                  80        2,349
    Fifth Third Bancorp                                       420       24,822
    Marsh & McLennan Co., Inc.                                390       18,677
    Moody's Corp.                                             106        6,418
    North Fork Bancorporation,
      Inc.                                                    110        4,452
    SLM Corp.                                                 336    $  12,660
    Synovus Financial                                         220        6,362
    T. Rowe Price Group                                        90        4,267
                                                                   -----------
                                                                       179,868
                                                                   -----------
    HEALTH CARE  22.9%
    Abbott Laboratories                                     1,153       53,730
    Allergan, Inc.                                            100        7,681
*   Amgen, Inc.                                               952       58,834
    Bard C.R., Inc.                                            40        3,250
    Baxter Int'l., Inc.                                       450       13,734
*   Biogen Idec, Inc.                                         245        9,024
    Biomet, Inc.                                              190        6,918
*   Boston Scientific Corp.                                   600       22,056
    Bristol-Myers Squibb Co.                                1,433       40,984
    Cardinal Health, Inc.                                     320       19,571
*   Chiron Corp.                                              140        7,979
*   Express Scripts, Inc.                                      60        3,986
*   Forest Labs, Inc.                                         274       16,933
    Guidant Corp.                                             233       14,027
    IMS Health, Inc.                                          168        4,176
    Johnson & Johnson                                       2,197      113,497
    Lilly, Eli & Co.                                          829       58,304
    Medtronic, Inc.                                           896       43,555
    Merck & Co., Inc.                                       1,641       75,814
*   Millipore Corp.                                            35        1,507
    Pfizer, Inc.                                            5,635      199,085
*   St. Jude Medical, Inc.                                    130        7,970
    Stryker Corp.                                             150       12,752
    UnitedHealth Group, Inc.                                  430       25,017
    Wyeth                                                     982       41,686
*   Zimmer Holdings, Inc.                                     181       12,742
                                                                   -----------
                                                                       874,812
                                                                   -----------
    INDUSTRIALS 12.7%
    3M Company                                                580       49,317
*   American Standard Cos., Inc.                               60        6,042
*   Apollo Group, Inc.- Class A                               130        8,840
    Avery Dennison Corp.                                       79        4,426
    Block, H & R, Inc.                                        130        7,198
    Boeing Company                                            620       26,127
    Cintas Corp.                                              130        6,517
    Deluxe Corp.                                               40        1,653
    Emerson Electric Co.                                      310       20,072
    Equifax, Inc.                                              95        2,328
    General Electric Co.                                    7,417      229,779
    Monster Worldwide, Inc.                                    80        1,757
    Navistar Int'l., Inc.                                      50        2,395
    Paychex, Inc.                                             278       10,342
    Pitney Bowes, Inc.                                        170        6,905
*   Robert Half Int'l., Inc.                                  120        2,801
    Rockwell Collins                                          130        3,904
    United Parcel Service, Inc. -
      Class B                                                 830       61,877
    United Technologies Corp.                                 350       33,170
                                                                   -----------
                                                                       485,450
                                                                   -----------
    INFORMATION TECHNOLOGY  28.6%
    Adobe Systems, Inc.                                       167        6,563
*   Agilent Technologies, Inc.                                350       10,234
*   Altera Corp.                                              272        6,174
    Analog Devices, Inc.                                      269       12,280
*   Applied Materials, Inc.                                 1,220       27,389
    Autodesk, Inc.                                             80        1,966
    Automatic Data Processing                                 433       17,151
*   Avaya, Inc.                                               300        3,882
*   Broadcom Corp.                                            220        7,500
*   Cisco Systems, Inc.                                     5,096      123,782
*   Citrix Systems, Inc.                                      120        2,545
*   Dell Computer Corp.                                     1,893       64,286
*   Electronic Arts, Inc.                                     220       10,512
*   EMC Corp.                                               1,770   $   22,868
    First Data Corp.                                          540       22,189
    Intel Corp.                                             4,823      155,301
    Int'l. Business Machines                                1,274      118,074
*   Intuit, Inc.                                              150        7,936
*   KLA-Tencor Corp.                                          140        8,214
*   Lexmark Int'l., Inc. - Class A                             98        7,707
    Linear Technology                                         225        9,466
    Lucent Technologies                                     3,090        8,776
    Maxim Integrated
      Products, Inc.                                          240       11,952
*   Mercury Interactive Corp.                                  62        3,016
    Microsoft Corp.                                         7,976      219,659
*   National Semiconductor Corp.                              140        5,517
*   Network Appliance Corp.                                   246        5,050
*   Novell, Inc.                                              270        2,840
*   Oracle Corp.                                            3,858       50,926
*   Parametric Technology Corp.                               190          749
*   PMC-Sierra, Inc.                                          120        2,418
*   QLogic Corp.                                               70        3,612
    Qualcomm, Inc.                                            595       32,088
*   Symantec Corp.                                            230        7,970
*   Teradyne, Inc.                                            140        3,563
    Texas Instruments, Inc.                                 1,270       37,313
*   Unisys Corp.                                              240        3,564
*   Veritas Software Corp.                                    310       11,520
*   Waters Corp.                                               90        2,984
*   Xilinx, Inc.                                              254        9,840
*   Yahoo!, Inc.                                              482       21,772
                                                                   -----------
                                                                     1,091,148
                                                                   -----------
    MATERIALS  2.5%
    Ball Corp.                                                 40        2,383
    Dow Chemical Co.                                          680       28,268
    Dupont (EI) de Nemours                                    740       33,959
    Ecolab, Inc.                                              190        5,200
    Freeport McMoran
      Copper & Gold - Class B                                 130        5,477
*   Hercules, Inc.                                             80          976
    Int'l. Flavors & Fragrances                                70        2,444
    Praxair, Inc.                                             240        9,168
*   Sealed Air Corp.                                           60        3,248
    Sigma Aldrich Corp.                                        50        2,859
                                                                   -----------
                                                                        93,982
                                                                   -----------

    TELECOMMUNICATION SERVICES  0.9%
*   Nextel Communications, Inc.                               804       22,560
*   Qwest Communication Int'l.                              1,300        5,616
*   Sprint Corp. (PCS Group)                                  763        4,288
                                                                   -----------
                                                                        32,464
                                                                   -----------
    UTILITIES 0.1%
*   AES Corp.                                                 450        4,248
    Total Common Stocks
      (Cost $3,111,839)**                                            3,774,429
                                                                   -----------
    Excess of Other Assets
      Over Liabilities 1.1%                                             42,229
                                                                   -----------
    Net Assets                                                      $3,816,658
                                                                   ===========
 *   Non-income producing.
** Cost for federal income tax purposes is $3,645,124. At December 31, 2003 net unrealized appreciation for federal income tax purposes aggregated $129,305 of which $150,805 related to appreciated securities and $21,500 related to depreciated securities.


                       See Notes to Financial Statements.

THE SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND SEEKS GROWTH OF CAPITAL
          BY FOCUSING ON COMMON STOCKS OF MID-SIZED GROWING COMPANIES
                   WITH EXPERIENCED AND CAPABLE MANAGEMENTS.

              SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND

            For the fiscal year ending December 31, 2003, the Fund earned a 41.85% return. Its performance trailed slightly behind the 42.71% gain for the Russell Mid Cap Growth Index, but was well ahead of the 36.09% return for the average fund in the Morningstar Mid Cap Growth universe.+

            STRONG STOCK SELECTION IN THE CONSUMER DISCRETIONARY AND INDUSTRIAL SECTORS ACCOUNTED FOR MOST OF THE FUND'S ADVANTAGE OVER ITS PEER GROUP.

            The fiscal year started off slowly for the stock market and for the Fund. Uncertainty about the economic outlook and the war in Iraq held stocks in check during the first few months of the fiscal year. The Fund performed roughly in line with the Russell index during this period, but held up much better than the Morningstar peer group average. In general, the more defensive sectors of the market - such as utilities and health care - performed well during this time frame.

            Relative to the index, the Fund was hurt by an overweighting in technology issues and an underweighting in health care. Strong stock selection in the consumer discretionary and industrial sectors overshadowed these negative effects, and accounted for most of the Fund's advantage over its peer group. Consumer stocks EBay, Garmin and Gtech were strong contributors, as were Apollo Group in the industrial sector and Barr Labs in the health care sector. The weakest performers during this period were semiconductor holdings, including Microchip, Novellus, and RF Micro Devices.

            The market bottomed in March as investors began to anticipate a favorable outcome to the war in Iraq and the start of an economic recovery. The Fund was up nicely during this period, led higher by cyclical stocks in the consumer, technology and telecommunications sectors. The Fund benefited once again from strong selection in the consumer sector, particularly retail stocks. Retailers such as Best Buy, Timberland, and Coach all were beneficiaries of the tax cuts and child tax credits that served to put more cash in the hands of consumers. Technology and telecommunications stocks such as Citrix Systems and Research in Motion also contributed nicely to performance, while holdings in the more defensive sectors of the market, such as consumer staples, underperformed.

            The stock market continued to move higher during the last months of the fiscal year, led again by cyclical sectors such as technology, basic materials, industrials, and consumer discretionary stocks. During this period, the Fund outperformed both the Russell index and its Morningstar peer group. Our sector weightings added slightly to performance, but stock selection in the consumer discretionary, telecommunications, technology, and basic materials sectors added significantly to our positive results. Stocks such as Netflix and Coach were strong contributors in the consumer sector, while Nextel stood out in the telecom sector, and Intel and Symantec led the way in the technology sector. The worst performing stocks during this period were in the health care and energy sectors.

            As always, our objective is to grow capital by investing in market-dominant growth companies while controlling risk. We will continue to emphasize companies that earn high returns on equity, produce superior earnings growth compared to the average company in our index, and sell at only a small premium to the companies in our index. We will continue to control risk by limiting our sector weightings and our individual position sizes, and by employing a strict sell discipline.

            We appreciate your continued support and look forward to helping you achieve your long-term capital appreciation goals.

         /s/ Robert L. Lee, CFA
         ----------------------
         Robert L. Lee, CFA

       + A group of mutual funds with similar investment objectives and which are directly available to the public, whose total returns are tracked at net asset value by Morningstar, Inc.

Information for the Sentinel Variable Products Trust Mid Cap Growth Fund chart:

             SVP Mid Cap Growth    Mid 400 Barra Growth   Russell Midcap Growth
11/30/2000       10000                 10000                  10000
12/31/2000       10140                 10507                  10527
 1/31/2001        10740                 10507                  11128
 2/28/2001        8350                  9645                   9203
 3/31/2001        7410                  8599                   7886
 4/30/2001        8920                  9766                   9201
 5/31/2001        8930                 10032                   9157
 6/30/2001        8800                  9939                   9162
 7/31/2001        8270                  9643                   8544
 8/31/2001        7460                  9204                   7925
 9/30/2001        5840                  7935                   6615
10/31/2001        6740                  8543                   7311
11/30/2001        7550                  9303                   8098
12/31/2001        7680                  9670                   8405
 1/31/2002        7690                  9570                   8132
 2/28/2002        7260                  9360                   7671
 3/31/2002        7620                 10004                   8257
 4/30/2002        7440                  9746                   7820
 5/31/2002        7250                  9587                   7586
 6/30/2002        6760                  8703                   6749
 7/31/2002        6120                  7921                   6093
 8/31/2002        6010                  7930                   6072
 9/30/2002        5640                  7436                   5590
10/31/2002        6000                  7782                   6023
11/30/2002        6210                  8186                   6494
12/31/2002        5830                  7817                   6102
 1/31/2003        5750                  7633                   6042
 2/28/2003        5690                  7429                   5989
 3/31/2003        5820                  7581                   6101
 4/30/2003        6230                  8065                   6516
 5/31/2003        6670                  8610                   7143
 6/30/2003        6790                  8795                   7245
 7/31/2003        7000                  9156                   7504
 8/31/2003        7390                  9520                   7917
 9/30/2003        7280                  9323                   7764
10/31/2003        7940                  9969                   8390
11/30/2003        8200                 10269                   8614
12/31/2003        8270                 10237                   8708


                             ----------------------
                             AVERAGE ANNUAL
                             TOTAL RETURN -

                             Through 12/31/03

                             Period
                             1 Year        41.85%
                             ----------------------
                             Since
                             Inception+ -   5.98%
                             ----------------------
                             +11/30/00


         Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is not predictive of future results. o An unmanaged index of stocks reflecting average prices in the stock market.

SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND

INVESTMENT IN SECURITIES
at December 31, 2003

                                                          Shares         Value
                                                                        (Note 2)
--------------------------------------------------------------------------------

    COMMON STOCKS 97.8%
    CONSUMER DISCRETIONARY 21.7%
*   A.C. Moore Arts &
      Crafts, Inc.                                          4,950    $  95,337
*   Alliance Gaming Corp.                                   4,810      118,566
*   Amazon.com, Inc.                                        2,730      143,707
    American Axle & Mfg.
      Hldgs., Inc.                                          3,290      132,982
    Applebee's Int'l., Inc.                                 8,070      316,909
*   Autozone, Inc.                                            420       35,788
*   Bed Bath & Beyond, Inc.                                 3,570      154,760
    Best Buy Co., Inc.                                      2,140      111,794
*   Chico's FAS, Inc.                                       1,550       57,272
*   Coach, Inc.                                             5,050      190,637
*   Comcast Corp. - Class A                                 7,850      245,548
*   Dicks Sporting Goods, Inc.                              4,860      236,488
*   EBay, Inc.                                              2,310      149,203
*   Fox Entertainment
      Group, Inc.                                           2,330       67,920
    Garmin Ltd.                                             5,120      278,938
    Gentex Corp.                                            2,860      126,298
    GTECH Holdings Corp.                                    7,190      355,833
*   Guitar Center, Inc.                                     4,280      139,442
    Harman Int'l. Industries                                2,400      177,552
    Int'l. Game Technology                                  3,750      133,875
*   Krispy Kreme
      Doughnuts, Inc.                                       1,050       38,430
    Lennar Corp. - Class A                                  2,770      265,920
*   NVR, Inc.                                                 560      260,960
    Outback Steakhouse, Inc.                                3,170      140,146
*   Petco Animal Supplies, Inc.                             3,940      119,973
    Petsmart, Inc.                                          5,910      140,658
*   P. F. Chang's China
      Bistro, Inc.                                          1,790       91,075
*   Sirius Satellite Radio, Inc.                           37,090      117,204
*   Staples, Inc.                                           7,380      201,474
*   Starbucks Corp.                                         1,690       55,871
*   Timberland Co.                                          5,220      271,805
*   TiVo, Inc.                                              7,300       54,020
    TJX Cos.                                                5,220      115,101
*   Tractor Supply Co.                                      3,140      122,115
*   XM Satellite Radio
      Holdings, Inc.                                        7,150      188,474
                                                                   -----------
                                                                     5,452,075
                                                                   -----------
    CONSUMER STAPLES  2.7%
*   Central Garden & Pet Co.                                7,300      204,619
*   Hain Celestial Group, Inc.                             13,730      318,673
    Lancaster Colony Corp.                                  1,570       70,901
*   Performance Food
      Group, Co.                                            2,280       82,468
                                                                       676,661
    ENERGY  3.2%
*   B.J.  Services Co.                                      3,350      120,265
*   Cooper Cameron Corp.                                    1,300       60,580
    Devon Energy Corp.                                      1,730       99,060
    EOG Resources, Inc.                                     2,720      125,583
*   Pioneer Natural
      Resources Co.                                         3,780      120,695
    Tidewater, Inc.                                         5,150      153,882
    XTO Energy, Inc.                                        4,383      124,039
                                                                   -----------
                                                                       804,104
                                                                   -----------
    FINANCIALS 7.7%
    Doral Financial Corp.                                   5,700      183,996
    East West Bancorp, Inc.                                 1,630       87,498
*   E*Trade Financial Corp.                                27,420      346,863
    HCC Insurance
      Holdings, Inc.                                        9,650      306,870
    Legg Mason, Inc.                                        1,340  $   103,421
    RenaissanceRe Holdings                                  6,470      317,354
    SLM Corp.                                               6,130      230,978
    TCF Financial Corp.                                     3,710      190,509
    UCBH Holdings, Inc.                                     3,890      151,593
                                                                   -----------
                                                                     1,919,082
                                                                   -----------
    HEALTH CARE 18.5%
*   AdvancePCS                                              6,730      354,402
*   AmSurg Corp.                                            4,940      187,177
*   Apria Healthcare
      Group, Inc.                                           7,180      204,415
*   Barr Laboratories, Inc.                                 4,115      316,649
    Baxter Int'l., Inc.                                     4,100      125,132
    Beckman Coulter, Inc.                                   6,700      340,561
*   Biogen Idec, Inc.                                       2,520       92,685
    Biomet, Inc.                                            3,060      111,415
*   Bio-Rad Labs, Inc.                                      1,520       87,658
*   Boston Scientific Corp.                                 8,440      310,254
*   Coventry Health Care, Inc.                              5,740      370,173
*   eResearch Technology, Inc.                              5,285      134,345
*   Express Scripts, Inc.                                   2,190      145,482
*   Forest Labs, Inc.                                       2,930      181,074
*   Gilead Sciences, Inc.                                   3,030      176,164
*   Human Genome
      Sciences, Inc.                                       13,300      176,225
*   ImClone Systems, Inc.                                   2,090       82,889
*   Invitrogen Corp.                                        2,730      191,100
*   Laboratory Corp.                                        2,980      110,111
*   MedImmune, Inc.                                         4,190      106,426
    Mylan Labs, Inc.                                        6,765      170,884
*   Priority Healthcare -
      Class B                                              13,150      317,046
    Stryker Corp.                                           2,260      192,123
*   Zimmer Holdings, Inc.                                   2,010      141,504
                                                                   -----------
                                                                     4,625,894
                                                                   -----------
    INDUSTRIALS 8.9%
*   Apollo Group, Inc.                                      2,870      195,160
    Block, H & R, Inc.                                      5,040      279,065
    C.H. Robinson
      Worldwide, Inc.                                       4,820      182,726
*   Corporate Executive
      Board Co.                                             4,660      217,482
    Danaher Corp.                                           1,120      102,760
    Donaldson Co., Inc.                                     5,820      344,311
*   JetBlue Airways Corp.                                   3,080       81,682
    Manpower, Inc.                                          5,380      253,290
    Republic Services, Inc.                                 4,720      120,974
*   SPX Corp.                                               1,400       82,334
    Southwest Airlines Co.                                  6,290      101,521
*   Sylvan Learning
      Systems, Inc.                                         3,210       92,416
    Timken Co.                                              4,200       84,252
*   West Corp.                                              3,610       83,860
                                                                   -----------
                                                                     2,221,833
                                                                   -----------
    INFORMATION TECHNOLOGY 30.1%
    Adobe Systems, Inc.                                     4,540      178,422
*   Aeroflex, Inc.                                         12,450      145,540
*   Altera Corp.                                            8,340      189,318
*   Broadcom Corp. - Class A                                7,770      264,879
*   Cisco Systems, Inc.                                    13,830      335,931
*   Citrix Systems, Inc.                                   11,770      249,642
*   Cognizant Tech.
    Solutions Corp.                                         4,560      208,118
*   Cognos, Inc.                                            9,060      277,417
*   Corning, Inc.                                          13,280      138,510
*   Cree, Inc.                                             12,330   $  218,118
*   Dell, Inc.                                             10,150      344,694
*   Digital Insight Corp.                                   8,470      210,903
*   Electronic Arts, Inc.                                   4,830      230,777
*   Entegris, Inc.                                         13,330      171,291
*   Flextronics Int'l.                                      9,910      147,064
*   FLIR Systems, Inc.                                      9,110      332,515
    Intel Corp.                                            12,320      396,704
*   Intrado, Inc.                                          10,630      233,329
*   KLA-Tencor Corp.                                        4,000      234,680
*   Lexmark Int'l., Inc. -
      Class A                                               3,800      298,832
*   Marvell Technology
      Group, Ltd.                                           2,260       85,722
    Maxim Integrated Products                               4,770      237,546
*   Maxtor Corp.                                            5,100       56,610
*   Mercury Interactive Corp.                               4,550      221,312
    Microchip Technology, Inc.                              5,340      178,142
*   Network Appliance Corp.                                 4,550       93,412
*   Novellus Systems, Inc.                                  5,910      248,516
*   Oracle Corp.                                           14,820      195,624
*   QLogic Corp.                                            4,820      248,712
*   Research In Motion Limited                              5,280      352,862
*   Symantec Corp.                                          8,630      299,030
    Symbol Technologies, Inc.                               7,860      132,755
*   UTStarcom, Inc.                                         5,850      216,860
*   Yahoo!, Inc.                                            3,840      173,453
                                                                   -----------
                                                                     7,547,240
                                                                   -----------
    MATERIALS 3.4%
    Freeport McMoran Copper
      & Gold                                                4,210      177,367
*   Inco, Ltd.                                              3,040      121,053
    Newmont Mining Corp.                                    2,600      126,386
    Peabody Energy Corp.                                    4,850      202,293
*   Scotts Co. - Class A                                    4,010      237,232
                                                                   -----------
                                                                       864,331
                                                                   -----------
    Telecommunication Services 1.6%
*   Nextel Communications,
      Inc.                                                 14,070      394,804
                                                                   -----------
    Total Common Stocks
      (Cost $18,883,451)**                                          24,506,024
         Excess of Other Assets
 Over Liabilities 2.2%                                                 539,797
                                                                   -----------
         Net Assets                                                $25,045,821
                                                                   ===========

        * Non-income producing.
       ** Cost for federal income tax purposes is $18,937,131. At December 31, 2003 net unrealized appreciation for federal income tax purposes aggregated $5,568,893 of which $5,791,624 related to appreciated securities and $222,731 related to depreciated securities.


See Notes to Financial Statements.

THE SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND SEEKS MAXIMUM LONG-TERM
  GROWTH OF CAPITAL THROUGH PRIMARY INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF
           COMMON STOCKS ISSUED BY SMALL AND MEDIUM-SIZED COMPANIES.

              SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND

            What a year. Our policyholders who were invested on January 1, 2003 saw their assets increase by 39.44% through December 31, 2003. These results brought the Fund's 3-year and since-inception total return to 8.14% and 10.44%, respectively. Our disciplined process and the relatively strong long-term results it has produced were discovered by many new investors, and the Fund experienced net inflows of $6.3 million as a result. As of the fiscal year end, Fund net assets totaled $39 million. We are truly gratified by the confidence and trust so many have placed in the Fund management team.

            OUR INVESTMENT PROCESS IS DESIGNED TO EXPLOIT THE TYPICAL OUTCOMES FROM SECTOR FACTORS, ATTRIBUTES AND VALUATIONS. WE DON'T MARKET TIME OR TRADE. USUALLY, IT TAKES SOME TIME FOR TYPICAL OUTCOMES TO EMERGE. IN THE SHORT TERM, ALMOST ANYTHING IS POSSIBLE IN ANY GIVEN MARKET.

            Our investment process is all about trying to build assets in a manner that strives to control two big risks - business and valuation risk. We seek to leverage the inherent power of superior business models to grow capital by focusing on companies within each sector that pass a factor test unique to that sector. We then look for the attributes common in many great companies that have created fortunes for their owners/shareholders. Specifically, we look for high returns - at a minimum, we need to see a company earn more than the cost of the debt and equity capital needed to fund the enterprise - low debt, quality earnings (i.e., strong operating cash flow), above average growth prospects based on our own realistic expectations (we don't extrapolate recent events or use consensus estimates), credible management (we look at their "walk," not their "talk") and persistent business models (i.e., revenues that are scaleable, moderately recurring and/or non-cyclical). However, identifying a great small company is only one part of our process. Buying these superior companies at a discount to our sense of their true worth, and then selling them when they become overvalued, is the other.

            As mentioned, while we think above-average growth potential is an attribute of a superior company, we don't believe most stereotypical small-cap growth stocks will fulfill most investors' long-term growth expectations. Historically, only a small percentage has achieved better than 15% earnings growth for any substantial period of time. Indeed, the Russell 2000 Index, a popular small-company benchmark, historically has delivered only about half of its expected long-term earnings growth. Therefore, we are extremely careful about paying up for growth. Thus, if you split the universe of small company funds in two, we fall on the growth side. But if you split the universe in thirds, we are clearly in the middle third, which is typically labeled "blend" or "core." Some label the Fund a "growth" fund because our process has a bias for high return and highly predictable businesses, which tend to have higher than average Price/Book and Price/Sales ratios. Still, in aggregate, the Fund is today, and has historically tended to be, less expensive than the Russell 2000 and S&P 600 (another small-cap benchmark) on a multiple of operating cash flow and traditional price/earnings basis.

            Our investment process is designed to exploit the typical outcomes from sector factors, attributes and valuations. We don't market time or trade. Usually, it takes some time for typical outcomes to emerge. In the short term, almost anything is possible in any given market. Accordingly, we like to counsel investors to expect our process to produce a noticeable relative advantage over a 3-year period. However, we expect the process to produce a compelling relative advantage over a 5-year period, and a dominant relative advantage over a 10-year period. Of course, future results may not live up to these expectations, but please know that producing exceptional long-term investment results is a key part of our mission.

            This year saw the best returns come from nearly the exact opposite of our target companies. Companies not expected to post a profit this year (or next) were at the top of the performance rankings for the small-cap benchmarks. High-risk companies, those with highly cyclical or highly unpredictable business models, were not far behind. Companies with a lot of debt on their balance sheets also outperformed the average small-cap stock. Not surprisingly, our returns were a few percentage points below the average small company core or blend fund. It might be worth noting, however, that a good many of the top relative performers in the small company fund arena that led this year's high risk/low quality charge still have below average - if not negative - 3 and/or 5-year annualized returns.

         Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is not predictive of future results.

        * An unmanaged index of stocks reflecting average prices in the stock market.


Sentinel Variable Products Trust Small Company Fund

                            SVP Small Company      S&P 600       Russell 2000
11/30/2000                  10000                  10000         10000
12/31/2000                  10740                  11232         10864
 1/31/2001                  11120                  11713         11429
 2/28/2001                  10109                  10999         10680
 3/31/2001                   9519                  10495         10158
 4/30/2001                  10490                  11295         10952
 5/31/2001                  10750                  11511         11220
 6/30/2001                  10730                  11932         11603
 7/31/2001                  10590                  11733         10991
 8/31/2001                  10550                  11466         10636
 9/30/2001                   9359                   9916          9206
10/31/2001                  10049                  10445          9746
11/30/2001                  10710                  11209         10501
12/31/2001                  11314                  11967         11150
 1/31/2002                  11274                  12072         11034
 2/28/2002                  11124                  11864         10732
 3/31/2002                  11937                  12801         11595
 4/30/2002                  12077                  13163         11701
 5/31/2002                  11816                  12618         11182
 6/30/2002                  11084                  11966         10626
 7/31/2002                   9969                  10276          9021
 8/31/2002                   9929                  10374          8998
 9/30/2002                   9317                   9739          8352
10/31/2002                   9487                  10051          8620
11/30/2002                   9989                  10574          9388
12/31/2002                   9739                  10217          8868
 1/31/2003                   9537                   9866          8624
 2/28/2003                   9426                   9550          8363
 3/31/2003                   9598                   9625          8471
 4/30/2003                  10324                  10406          9274
 5/31/2003                  11110                  11245         10268
 6/30/2003                  11433                  11537         10455
 7/31/2003                  11886                  12137         11108
 8/31/2003                  12229                  12727         11617
 9/30/2003                  11937                  12353         11404
10/31/2003                  12622                  13424         12361
11/30/2003                  13147                  13932         12799
12/31/2003                  13581                  14178         13060



                        ------------------------------
                         AVERAGE ANNUAL
                         TOTAL RETURN -
                         Through 12/31/03

                         Period
                         1 Year         39.44%
                         ------------------------------
                         Since
                         Inception+     10.44%
                         ------------------------------
                         + 11/30/00

            In hindsight, perhaps we were a bit too cautious this year. After being at our maximum overweight in technology in mid-March, we went to an underweight toward the middle of the year. When many began talking about a technical breakout, our valuation work was already flashing caution for most technology stocks. And we didn't anticipate how high investors would take the valuations for consumer cyclical stocks, based on what we think will prove to be peak earnings growth for some time to come. However, until valuations become much more forgiving, we will continue to lean towards caution.

            We believe wealth creation is a marathon race, not a sprint. We encourage our policyholders to think similarly. This year's somewhat muted relative results do not reflect poorly on our process - they affirm it. Indeed, we've seen substantial absolute gains this year without taking on a lot of business risk or relative valuation risk. Our returns this year and in the past have been a function of our risk-averse investment process, reflecting our appreciation for the simple fact that it takes a gain of 100% to get back even, after a 50% decline.

            On the surface, it would seem things could not be better for the economy and the stock market. Yet, we remain worried. Much of the recent economic strength has been the result of extremely low interest rates, extremely low tax rates, extremely high levels of consumer and corporate borrowing (not to mention unprecedented refinancing opportunities) and extreme fiscal stimulus. We doubt that any of these conditions are sustainable and worry about what will happen when some or all these factors swing back to equilibrium. Some parts of our economy still face tremendous deflationary pressures from offshore competition and excess capacity, while other parts face rapidly escalating commodity prices due to strong demand from China and perhaps some speculative demand from traders who currently enjoy unusually low costs to carry the commodities.

            But our biggest concern as we write this letter is about valuations for small-cap stocks. We thought small caps might be on average 15-20% undervalued last year, and did not believe the discount was steep enough to suggest a secular low. We now think, on average, they are overvalued (don't worry, we haven't forgotten about all those outstanding options). We are not alone in judging the market to be richly valued. The Value Line Index is trading near historically high valuations (meaningfully exceeded only by the bubble peak in 2000). In fact, the Value Line Survey's expected 3 to 5-year return for the Value Line Index is at levels that have historically been bearish.

            We believe it to be too early to declare victory over the excesses of the late 1990s. Indeed, the unintended consequences of extreme policy measures such as those we have seen over the past couple of years might take several more years to manifest themselves. Given the nature of this year's rally, we also worry about the long-term implications of how the investment industry continues to allocate investors' money within the economy. Are we investing other peoples' money or trading it? Why do fund managers overweight sectors they believe to be overvalued? For the sake of so many families (including our own) who depend on a healthy economy, we truly hope our worries are unfounded.

            Looking ahead to next year, we continue to think of energy as a "fat pitch," and remain overweighted in the sector. China's demand for energy probably will surprise an industry that has added precious little new reserves in recent years. It might even get the attention of the leadership in this country, as we still do not have a serious energy policy. Yet, energy stock valuations discount lower future oil and natural gas prices, not higher ones.

            As for the rest of Fund's holdings, we own many consistent growers that trade at reasonable absolute and attractive relative valuations. We would not be surprised to see a rotation into this kind of company next year as overall earnings growth decelerates. That does not necessarily mean they will go up a lot, but we certainly expect they will begin to outperform on a relative basis. We are finding more of these consistent growers at reasonable prices in the life sciences/health care industry and are overweighted in that sector as well.

            We also want to take this opportunity to share with our policyholders that we are careful stewards of your equity commission dollars. All of our trades go to brokers who have proven they are capable of superior execution. We have no tolerance for poor execution. We trade all of our small company portfolios as one. Increasingly, our quest for "best overall execution" leads us to various Electronic Crossing Networks (ECNs) that help us find "the other side" of a trade (e.g. liquidity) with little or no market impact and very low commissions.

            We would like to wrap up this letter with a "thank you" to Hank Restaino, who retired from Sentinel this fall after working as the primary trader on the Fund since its inception. While he will be missed, we were fortunate to find Deborah Healey living here in Vermont. Deb is a highly qualified senior trader who left Boston two years ago to become a fulltime homemaker. We are delighted she chose to come back and trade for Sentinel.

            We also want to close by promising to keep doing what we have been doing -- buying good companies at a discount and selling them when we believe they have become overvalued. While this approach has and will probably continue to cause your Fund to lag behind the average small-company fund during exceptionally strong and speculative periods, we expect it also will produce attractive long-term risk-adjusted returns for patient investors. We also want to caution our policyholders that we intend to leave the seat belt sign on, as we do expect some turbulence ahead.


         /s/ Scott T. Brayman, CFA
         -------------------------
         Scott T. Brayman, CFA

              SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND

INVESTMENT IN SECURITIES
at December 31, 2003


                                                          Shares        Value
                                                                       (Note 2)
--------------------------------------------------------------------------------
    COMMON STOCKS 88.1%
    Consumer Discretionary 12.5%
*   A.C. Moore Art &
      Craft, Inc.                                          19,900   $  383,274
    Advo, Inc.                                             10,800      343,008
    Applebee's Int'l., Inc.                                 6,000      235,620
    Bob Evans Farms, Inc.                                  17,000      551,820
*   Fossil, Inc.                                            8,500      238,085
    Harte-Hanks, Inc.                                      35,000      761,250
    Lee Enterprises                                         8,500      371,025
    Lone Star Steakhouse
      Saloon                                               21,500      498,370
    Regis Corp.                                            13,600      537,472
    Ruby Tuesday, Inc.                                      8,000      227,920
*   Timberland Co.                                          6,500      338,455
    Unifirst Corp.                                         15,500      367,505
                                                                   -----------
                                                                     4,853,804
                                                                   -----------
    CONSUMER STAPLES 8.8%
    Casey's General Stores                                 22,000      388,520
    Church & Dwight, Inc.                                  20,000      792,000
*   Hain Celestial Group, Inc.                             32,000      742,720
    Lancaster Colony Corp.                                 12,500      564,500
*   Performance Food
      Group Co.                                            14,500      524,465
    Sensient Technologies
      Corp.                                                22,000      434,940
                                                                   -----------
                                                                     3,447,145
                                                                   -----------
    ENERGY 7.0%
    Cabot Oil & Gas Corp. -
      Class A                                              13,500      396,225
*   Cal Dive Int'l., Inc.                                  10,200      245,922
    Carbo Ceramics, Inc.                                    4,000      205,000
*   Forest Oil Corp.                                       17,000      485,690
*   Newfield Exploration Co.                                6,500      289,510
*   Remington Oil and
      Gas Corp.                                            14,500      285,505
*   Stone Energy Corp.                                     10,000      424,500
*   TETRA Technologies, Inc.                               16,000      387,840
                                                                   -----------
                                                                     2,720,192
                                                                   -----------
    FINANCIALS 8.8%
    Arthur J. Gallagher & Co.                              18,000      584,820
    East West Bancorp, Inc.                                 6,200      332,816
    Frontier Financial Corp.                                1,800       59,688
    Fulton Financial Corp. PA                              13,000      284,830
    HCC Insurance
      Holdings, Inc.                                       21,000      667,800
    Hilb Rogal  & Hamilton Co.                                500       16,035
    Investor Financial
      Services Corp.                                       10,000      384,100
    Liberty Property Trust                                  4,200      163,380
    Sun Communities, Inc.                                   9,000      348,300
    UCBH Holdings, Inc.                                     5,000      194,850
    Wilmington Trust Corp.                                 11,000      396,000
                                                                   -----------
                                                                     3,432,619
                                                                   -----------
    HEALTH CARE 15.8%
*   Alaris Medical
      Systems, Inc.                                        23,900      363,519
*   Amsurg Corp.                                            6,500      246,285
*   Bio-Rad Labs, Inc.                                      8,500      490,195
*   Biosite, Inc.                                          14,000      405,300
*   Covance, Inc.                                          15,500      415,400
    Diagnostic Products Corp.                              10,500      482,055
*   Edwards Lifesciences
      Corp.                                                10,300      309,824
*   Genencor Int'l., Inc.                                   3,800       59,850
*   IDEXX Laboratories, Inc.                               10,500      485,940
*   IDX Systems Corp.                                       8,500      227,970
*   Integra Lifesciences
      Holdings                                             10,500  $   300,615
*   Lifepoint Hospitals, Inc.                              21,000      618,450
*   Priority Healthcare -
      Class B                                              17,000      409,870
*   Resmed, Inc.                                            4,000      166,160
*   Respironics, Inc.                                       5,000      225,450
*   SeroLogicals Corp.                                     21,900      407,340
*   United Therapeutics Corp.                               8,000      183,600
    Vital Signs, Inc.                                      10,500      343,350
                                                                   -----------
                                                                     6,141,173
                                                                   -----------
    INDUSTRIALS 16.9%
    ABM Industries, Inc.                                   42,000      731,220
    Clarcor, Inc.                                           9,000      396,900
*   Copart, Inc.                                            8,800      145,200
*   CUNO, Inc.                                              7,500      337,725
    Donaldson Co., Inc.                                     8,200      485,112
*   Esco Technologies, Inc.                                 7,900      344,835
    G&K Services, Inc. -
      Class A                                              10,500      385,875
    Heico Corp. - Class A                                  25,500      359,040
    MSC Industrial Direct
      Co., Inc.                                             8,000      220,000
    Reliance Steel &
      Aluminum Co.                                         17,000      564,570
*   SOURCECORP, Inc.                                       29,600      758,648
    Teleflex, Inc.                                         15,000      724,950
    Thomas Industries, Inc.                                 8,000      277,280
    Viad Corp.                                             15,500      387,500
*   Waste Connections, Inc.                                 2,200       83,094
*   West Corp.                                             16,000      371,680
                                                                   -----------
                                                                     6,573,629
                                                                   -----------
    INFORMATION TECHNOLOGY 14.7%
*   Activision, Inc.                                       21,000      382,200
*   Aeroflex, Inc.                                         16,000      187,040
*   BearingPoint, Inc.                                     21,000      211,890
    Black Box Corp.                                         4,000      184,280
*   Ceridian Corp.                                         10,000      209,400
*   Cree, Inc.                                             16,000      283,040
*   Digital Insight Corp.                                  10,000      249,000
*   Filenet Corp.                                           9,500      257,260
*   Global Imaging
      Systems, Inc.                                        10,500      333,375
*   Intrado, Inc.                                           9,000      197,550
*   Manhattan
      Associates, Inc.                                      7,000      193,480
*   MAXIMUS, Inc.                                          13,000      508,690
    Methode Electronics,
      Inc. - Class A                                       16,500      201,795
*   Mettler Toledo Int'l.                                   5,300      223,713
*   Millipore Corp.                                         4,700      202,335
*   National Processing, Inc.                              10,500      247,275
*   Perot Systems Corp.                                    52,000      700,960
*   Plantronics, Inc.                                       8,000      261,200
*   Rogers Corp.                                           10,500      463,260
*   Serena Software, Inc.                                  12,500      229,375
                                                                   -----------
                                                                     5,727,118
                                                                   -----------
    MATERIALS 3.0%
    Aptargroup, Inc.                                       10,000      390,000
    Ferro Corp.                                            20,700      563,247
    Macdermid, Inc.                                         7,000      239,680
                                                                   -----------
                                                                     1,192,927
                                                                   -----------
    UTILITIES 0.6%
*   Southwestern Energy Co.                                10,000      239,000
                                                                   -----------
    Total Common Stocks
      (Cost $26,707,000)                                            34,327,607
                                                                   -----------


                                                 Principal Amount     Value
                                                       (M=$1,000)    (Note 2)
--------------------------------------------------------------------------------
    CORPORATE SHORT-TERM NOTES 3.9%
    Toyota Credit Corp.
      1.00%, 01/15/2004
      (Cost $1,524,407)                                    1,525M  $ 1,524,407

    U.S. TREASURY OBLIGATIONS 5.7%
    U.S. Treasury Bill
      0.885%, 01/02/04
      (Cost $2,199,946)                                    2,200M    2,199,946
                                                                   -----------
    Total Investments
      (Cost $30,431,353)**                                          38,051,960

    Excess of Other Assets

    OVER LIABILITIES 2.3%                                              910,257
                                                                   -----------
    Net Assets                                                     $38,962,217
                                                                   ===========
  * Non-income producing.

 ** Cost for federal income tax purposes is $30,483,585. At December 31, 2003 net unrealized appreciation for federal income tax purposes aggregated $7,568,375 of which $7,936,654 related to appreciated securities and $368,279 related to depreciated securities.



                       See Notes to Financial Statements.

SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND SEEKS A COMBINATION OF GROWTH OF
    CAPITAL AND CURRENT INCOME, WITH RELATIVELY LOW RISK AND RELATIVELY LOW FLUCTUATIONS IN VALUE, BY INVESTING IN HIGH QUALITY COMMON STOCKS AND INVESTMENT
                                  GRADE BONDS.

                 SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND



            From its inception on July 31, 2003 through December 31, 2003, the SVPT Balanced Fund returned 15.1%, exceeding the Lipper Balanced Fund Average benchmark's return of 9.5%.+ The Fund's equity holdings represent a well-diversified portfolio of high quality, cash generating companies with sustainable business advantages. During the period, we were able to purchase many companies leveraged to an economic revival at attractive prices in the industrials, technology and basic materials sectors. The majority of these securities performed very well, leading to the Fund's strong performance. Laggards included telecommunications, health care and energy stocks. Equity commitments were reduced amidst newfound investor optimism and an exaggerated advance in technology shares. As of December 31, 2003, the SVPT Balanced Fund's asset allocation was 64% stocks, 31% bonds and 5% cash and cash equivalents.

            AS 2004 BEGINS WE ARE ENCOURAGED TO SEE A ROTATION UNDERWAY IN THE STOCK MARKET. WE BELIEVE THE FUND IS WELL POSITIONED TO TAKE ADVANTAGE OF THESE MARKET DYNAMICS.

            In 2004, we suspect that interest rates may move slightly higher, although the Fed may be reluctant to raise short-term rates until the economic rebound has gained further traction and there is clear evidence of mounting inflationary pressure. We therefore expect the fixed-income market to produce more modest returns in the year ahead. The fixed-income segment of the Fund's portfolio emphasized Collateralized Mortgage Obligations (CMOs), which offered investors protection from excessive prepayments but held an attractive yield advantage over Treasury securities of similar maturity, as well as Government Agencies.

            As 2004 begins we are encouraged to see a rotation underway in the stock market. Sectors that have been very strong performers, such as financials and consumer cyclicals, have seen their strong relative performance begin to fade, as the compelling valuation opportunities in lagging areas such as consumer staples and energy have attracted new buyers. Many speculative stocks have begun to correct, and small and mid-cap stocks no longer appear to be outperforming large-cap issues, as the valuation anomaly that existed in smaller stocks has largely been exploited. We believe the Fund is well positioned to take advantage of these market dynamics.

            The broad improvement in equity prices during the past year anticipated a strong improvement in economic growth, both domestically and internationally. The synchronized global downturn in business activity that commenced in 2000 abated this past year as the positive impact of stimulative economic policies finally took hold. Stronger growth trends have emerged in the U.S., Europe, Japan and many emerging economies. China, in particular, has become a major market force - both as a source of voracious demand for many commodities and raw materials, and as a supplier of a wide array of manufactured goods. Improving economic trends should persist well into this year, leading to better earnings trends for many companies. The strong surge in stock prices largely reflects this more positive outlook. Market sentiment has swung from a pervading pessimism last year to an environment of renewed confidence and optimism this year. While we have benefited nicely from the improvement in the business climate, higher stock prices have left fewer pockets of opportunity to exploit. The market is more fairly valued, and continued earnings growth will be essential in stock prices continuing to move higher. Looking ahead, we envision solid, albeit more moderate appreciation in stock prices, largely in line with earnings-growth trends. As always, a sizeable commitment to fixed-income securities will be maintained in the Fund's portfolio as a means of generating income and reducing risk.

            We appreciate your continuing support of our efforts.

         /s/ Van Harissis, CFA
         --------------------------
         Van Harissis, CFA

         /s/ David M. Brownlee, CFA
         --------------------------
         David M. Brownlee, CFA



     + + A GROUP OF MUTUAL FUNDS WITH SIMILAR INVESTMENT OBJECTIVES AND
         WHICH ARE DIRECTLY AVAILABLE TO THE PUBLIC, WHOSE TOTAL RETURNS ARE TRACKED AT NET ASSET VALUE BY LIPPER ANALYTICAL SERVICES, INC.

SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND

INVESTMENT IN SECURITIES
at December 31, 2003
                                                  Principal Amount      Value
                                                      (M=$1,000)       (Note 2)
--------------------------------------------------------------------------------

    U.S. GOVERNMENT
      AGENCY OBLIGATIONS 28.6%

    FEDERAL HOME LOAN
      MORTGAGE CORPORATION 6.0%
    Collateralized Mortgage
      Obligations:
      FHR 2416 PE 6%, `21                                  1,000M   $1,055,910
                                                                   -----------
    Federal National
      Mortgage Association 22.6%
    Mortgage-Backed Securities:
    30-year:
      4%, `33                                              1,091M    1,003,386
      5.5%, `33                                              990M    1,003,345
      6%, `33                                                987M    1,021,236
      6.5%, `33                                              944M      987,710
                                                                   -----------
    Total Federal National
      Mortgage Association                                           4,015,677
                                                                   -----------
    Total U.S. Government
      Agency Obligations
      (Cost $5,058,282)                                              5,071,587
                                                                   -----------
    BONDS 2.9%
    Consumer Cyclicals  2.9%
    Ford Motor Corp.
      7.45%, `31
      (Cost $431,735)                                        500M      506,875
                                                                   -----------

--------------------------------------------------------------------------------
                                                           Shares       Value
                                                                       (Note 2)
--------------------------------------------------------------------------------

    COMMON STOCKS 63.6%
    Consumer Discretionary 6.7%
*   Comcast Corp. - Class A                                12,000      375,360
*   Interpublic Group of
      Cos., Inc.                                           12,000      187,200
*   Time Warner, Inc.                                      20,400      366,996
    TJX Cos.                                                2,700       59,535
*   Yum Brands, Inc.                                        6,000      206,400
                                                                   -----------
                                                                     1,195,491
                                                                   -----------
    CONSUMER STAPLES 6.0%
    Altria Group, Inc.                                      4,000      217,680
    Colgate Palmolive Co.                                   3,000      150,150
    Diageo plc (ADR)                                        1,000       52,860
    Gillette Co.                                            1,400       51,422
    Kimberly-Clark Corp.                                    4,500      265,905
    Kraft Foods, Inc.                                       8,000      257,760
    PepsiCo, Inc.                                           1,600       74,592
                                                                   -----------
                                                                     1,070,369
                                                                   -----------
    ENERGY  9.3%
*   B. J. Services Co.                                      1,000       35,900
    ChevronTexaco Corp.                                       700       60,473
*   Cooper Cameron Corp.                                    2,000       93,200
    EOG Resources, Inc.                                     4,500      207,765
    Exxon Mobil Corp.                                       4,500      184,500
    GlobalSantaFe Corp.                                     1,700       42,211
    Noble Energy, Inc.                                      4,200      186,606
*   Pioneer Natural
      Resources Co.                                         5,500      175,615
*   Pride Int'l., Inc.                                      8,000      149,120
    Royal Dutch Petroleum Co.                               1,700       89,063
    Schlumberger Ltd.                                       2,700   $  147,744
    Tidewater, Inc.                                         2,300       68,724
    Unocal Corp.                                            2,500       92,075
*   Weatherford Int'l., Inc.                                3,000      108,000
                                                                   -----------
                                                                     1,640,996
                                                                   -----------
    FINANCIALS 7.8%
    American Express Co.                                    1,700       81,991
    American Int'l. Group                                   1,400       92,792
    Bank of New York, Inc.                                  3,800      125,856
*   Berkshire Hathaway, Inc. -
      Class A                                                   1       84,250
    Citigroup, Inc.                                         4,000      194,160
    Fleetboston Financial Corp.                             3,000      130,950
    Morgan Stanley                                          1,700       98,379
    PNC Financial Services
      Group, Inc.                                           2,000      109,460
    St. Paul Cos., Inc.                                     4,100      162,565
    Travelers Property
      Casualty - Class A                                    5,500       92,290
    US Bancorp                                              3,400      101,252
    Wells Fargo & Co.                                       1,900      111,891
                                                                   -----------
                                                                     1,385,836
                                                                   -----------
    HEALTH CARE 13.5%
    Abbott Labs                                             2,900      135,140
    Applera Corp. - Applied
      Biosystems Group                                      6,000      124,260
    Baxter Int'l., Inc.                                    11,000      335,720
    Cigna Corp.                                             2,600      149,500
    Guidant Corp.                                           2,000      120,400
    HCA, Inc.                                               3,000      128,880
    Johnson & Johnson                                       3,600      185,976
*   Laboratory Corp.
      of America                                           10,000      369,500
    Lilly, Eli & Co.                                        6,000      421,980
    McKesson Corp.                                          2,000       64,320
*   MedImmune, Inc.                                         1,100       27,940
    Pfizer, Inc.                                            3,000      105,990
*   Tenet Healthcare Corp.                                 14,000      224,700
                                                                   -----------
                                                                     2,394,306
                                                                   -----------
    INDUSTRIALS 8.6%
    CSX Corp.                                               5,500      197,670
    Dover Corp.                                             1,300       51,675
    General Dynamics Corp.                                  1,800      162,702
    General Electric Co.                                    1,200       37,176
    Honeywell Int'l., Inc.                                  5,300      177,179
    Northrop Grumman Corp.                                  3,000      286,800
    Rockwell Automation, Inc.                               2,300       81,880
    Tyco Int'l. Ltd.                                        8,200      217,300
    Union Pacific Corp.                                     3,200      222,336
    United Technologies Corp.                                 900       85,293
                                                                   -----------
                                                                     1,520,011
                                                                   -----------
    INFORMATION TECHNOLOGY 6.2%
*   BMC Software, Inc.                                     10,300      192,095
    Electronic Data Systems                                 9,100      223,314
    First Data Corp.                                        3,000      123,270
    Int'l. Business Machines                                  800       74,144
    Microsoft Corp.                                         4,600      126,684
    Motorola, Inc.                                          9,000      126,630
*   Sungard Data Systems, Inc.                              2,600       72,046
    Symbol Technologies, Inc.                              10,000      168,900
                                                                   -----------
                                                                     1,107,083
                                                                   -----------
    MATERIALS 4.3%
    Alcan, Inc.                                             2,300   $  107,985
    Companhia Vale Do
      Rio Doce (ADR)                                          700       40,950
    Dupont (EI) de Nemours                                  1,800       82,602
    Freeport McMoran Copper
      & Gold - Class B                                      3,700      155,881
*   Inco Ltd.                                               1,500      59,730
    Int'l. Paper Co. 2,900 125,019
    Monsanto Co.                                            3,200       92,096
    Newmont Mining Corp.                                    2,000       97,220
                                                                   -----------
                                                                       761,483
                                                                   -----------
    TELECOMMUNICATION SERVICES 1.2%
    A T & T Corp.                                           4,300       87,290
    Verizon Communications                                  3,400      119,272
                                                                       206,562
    Total Common Stocks
      (Cost $9,812,464)                                             11,282,137
    Total Investments
      (Cost $15,302,481)**                                          16,860,599

    Excess of Other Assets

    OVER LIABILITIES 4.9%                                              863,479
                                                                   -----------
    Net Assets                                                     $17,724,078
                                                                   ===========

         *  Non-income producing.

         ** Cost for federal income tax purposes is $15,302,774. At December 31, 2003 net unrealized appreciation for federal income tax purposes aggregated $1,557,825 of which $1,593,201 related to appreciated securities and $35,376 related to depreciated securities.

            (ADR) - American Depository Receipt

         The estimated average maturity for certain mortgage-backed securities is shorter than the final maturity shown due to either published or proprietary prepayment assumptions.


                       See Notes to Financial Statements.

   SENTINEL VARIABLE PRODUCTS TRUST BOND FUND SEEKS HIGH CURRENT INCOME WHILE SEEKING TO CONTROL RISK BY INVESTING EXCLUSIVELY IN FIXED-INCOME SECURITIES AND
                       MAINLY IN INVESTMENT GRADE BONDS.

                   SENTINEL VARIABLE PRODUCTS TRUST BOND FUND

            The Sentinel Variable Products Bond Fund produced a total return of 5.38% from its inception date of August 1, 2003 through December 31, 2003. The Fund outperformed its benchmark, the Lehman Aggregate Bond Index, the Fund's performance benchmark, which returned 3.65% over the same period. As we anticipated at this time last year, the bond market provided investors with more modest returns during 2003. Volatility remained the norm, with the U.S. Treasury 10-year Note trading in a 3.1% to 4.6% range over the period. Interest rates ended the year up between 30 and 50 basis points from their beginning levels. After falling to their lowest levels in 50 years in the second quarter of 2003, interest rates rose sharply to begin the third quarter, experiencing their highest percentage increase in nearly 25 years. The yield on the U.S. Treasury 10-year Note rose a stunning 150 basis points in just six weeks. Stronger-than-expected U.S. economic growth, coupled with the perception that the Federal Reserve would be successful in re-inflating the U.S. economy, led to a massive liquidation in the bond market. Since July 2003, the 10-Year Note has traded in a 4.0 to 4.5% range and appears destined to remain there for quite some time.

    AFTER FALLING TO THEIR LOWEST LEVELS IN 50 YEARS IN THE SECOND QUARTER OF 2003, INTEREST RATES ROSE SHARPLY TO BEGIN THE THIRD QUARTER, EXPERIENCING THEIR HIGHEST PERCENTAGE INCREASE IN NEARLY 25 YEARS.

            The Federal Reserve eased monetary policy once during the period, cutting the Federal Funds rate by 25 basis points, and keeping them at historical lows with the current 1% level. The Fed seems content at leaving interest rates low for the foreseeable future to insure that U.S. economic growth gains traction. As a result, the U.S. Treasury yield curve continues to remain extremely steep by historical standards. The Lehman U.S. Treasury Index produced a 2.24% return for 2003.

            Prepayments on mortgage-backed securities surged to record levels, as homeowners rushed to lock in these historically low interest rates. In fact, the mortgage-backed securities (MBS) market did not even exist the last time interest rates were this low. However, certain parts of the MBS market performed extremely well, particularly Collateralized Mortgage Obligations (CMOs), which offered investors protection from excessive prepayments. The Lehman MBS Index returned 3.07% over the period.

            Investor confidence re-emerged strongly in the corporate bond market after a year of unprecedented corporate malfeasance. Investors were quick to recognize the beginning trend of balance sheet de-leveraging and higher accounting and accountability standards, aggressively buying the corporate bond sector. In addition, with the historical lows of interest rates, yield-hungry investors made lower-rated corporate debt their asset class of choice, due to their attractive yield spread to U.S. Treasury securities. Lower quality securities vastly outperformed higher quality ones, as evidenced by the Lehman Indices, with the Baa Index returning 11.81% for the period versus a 3.55% for the Aaa Index. The Lehman Credit Index returned 7.70% overall. The high-yield market produced astonishing returns over the period, with the Lehman High Yield Index up 28.97%. Of particular note: securities rated Caa and lower returned between 60% and 85% during the year. However, prior to this period, the 5-year annualized return of the Lehman High Yield Corporate Bond Index was a scant 0.38%.

            Going forward, we again expect the fixed-income market to produce modest returns over the next 12 months. With interest rates still near historical lows, we believe it is just a matter of time before rates start their upward ascent. However, even with stronger U.S. economic growth on the horizon, the Fed could be reluctant to raise interest rates until there is clear and indisputable evidence that inflation is becoming a problem. In any case, the bond market should be way ahead of the Fed.

         /s/ David M. Brownlee, CFA
         --------------------------
         David M. Brownlee, CFA

                   SENTINEL VARIABLE PRODUCTS TRUST BOND FUND

INVESTMENT IN SECURITIES
at December 31, 2003


                                                 Principal Amount        Value
                                                      (M=$1,000)        (Note 2)
--------------------------------------------------------------------------------
    U.S. GOVERNMENT
      AGENCY OBLIGATIONS 73.9%
    Federal Home Loan

    MORTGAGE CORPORATION 30.1%
    Collateralized Mortgage Obligations:
    FHR 2523 JB
        5.0%, `15                                          1,331M  $ 1,369,664
    FHR 2416 PE
        6.0%, `21                                          1,000M    1,055,910
    FHR 2521 PE
        5.5%, `28                                          1,500M    1,551,420
    FHR 2480 PD
        6.0%, `31                                          1,000M    1,039,420
    FHR 2474 NQ
        6.5%, `31                                          1,000M    1,044,820
                                                                   -----------
                                                                     6,061,234
                                                                   -----------
    Mortgage-Backed Securities:
    30-year:
      4%, `33                                                240M      221,336
      4%, `33                                                492M      454,171
                                                                   -----------
                                                                       675,507
                                                                   -----------
    Total Federal Home Loan
      Mortgage Corporation                                           6,736,741
                                                                   -----------
    Federal National

    MORTGAGE ASSOCIATION 43.8%
    Collateralized Mortgage Obligations:
      FNR 02-5 PJ
        6%, `21                                            2,000M    2,108,220
      FNR 02-93 CB
        5.25%, `30                                           500M      512,855
      FNR 02-53 PD
        6%, `32                                            1,000M    1,037,460
      FNR 03-97 WD
        6.0%, `33                                          1,000M    1,026,740
                                                                   -----------
                                                                     4,685,275
                                                                   -----------
    Mortgage-Backed Securities:
    30-Year:
      7%, `31                                                208M      220,999
      4%, `33                                              2,182M    2,006,771
      4%, `33                                              1,453M    1,337,073
      6.5%, `33                                              998M    1,043,877
      6.5%, `33                                              495M      517,943
                                                                   -----------
                                                                     5,126,663
                                                                   -----------
    Total Federal National
      Mortgage Association                                           9,811,938
                                                                   -----------
    Total U.S. Government
      Agency Obligations
      (Cost $16,357,266)                                            16,548,679
                                                                   -----------
    BONDS 25.2%
    AUTOMOTIVE 8.5%
    Daimler Chrysler
      7.3%, `12                                              250M  $   278,751
    Ford Motor Co.
      7.45%, `31                                             750M      760,313
    General Motors
      8.375%, `33                                            750M      872,812
                                                                   -----------
                                                                     1,911,876
                                                                   -----------
    CONSUMER PRODUCTS & SERVICES 2.4%
    Kraft Foods, Inc.
      5.25%, `13                                             250M      252,813
    Kroger Co.
      6.75%, `12                                             250M      277,500
                                                                   -----------
                                                                       530,313
                                                                   -----------
    CAPITAL GOODS 2.3%
    Tyco Int'l.
      6%, `13 (a)                                            500M      517,500
                                                                   -----------
    ENERGY 1.2%
    Duke Energy Corp.
      5.625%, `12                                            250M      260,625
                                                                   -----------
    FINANCIAL INSTITUTIONS 3.6%
    Boeing Capital Corp.
      6.5%, `12                                              250M      273,750
    Credit Suisse First
      Boston USA
      5.5%, `13                                              250M      258,125
    Fleet Nat'l. Bank
      5.75%, `09                                             250M      273,125
                                                                   -----------
                                                                       805,000
                                                                   -----------
    HEALTH CARE 2.3%
    Wyeth 5.5%, `14                                          500M      506,875
                                                                   -----------
    TELECOMMUNICATIONS 4.9%
    AT & T Corp. Credit
      Sensitive
      8.5%, `31                                              250M      293,124
    AT & T Wireless
      8.125%, `12                                            250M      294,688
    Comcast Corp.
      5.5%, `11                                              250M      260,313
    Verizon Virginia
      4.625%, `13                                            250M      241,563
                                                                   -----------
                                                                     1,089,688
                                                                   -----------
    Total Bonds
      (Cost $5,246,782)                                              5,621,877
                                                                   -----------
    Total Investments
      (Cost $21,604,048)*                                           22,170,556

    EXCESS OF OTHER ASSETS
      OVER LIABILITIES 0.9%                                            209,475
                                                                   -----------
    NET ASSETS                                                     $22,380,031
                                                                   ===========


     (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2003, the market value of rule 144A securities amounted to $517,500 or 2.3% of net assets.

       * Also cost for federal income tax purposes. At December 31, 2003 unrealized appreciation for federal income tax purposes aggregated $566,508 of which $567,214 related to appreciated securities and $706 related to depreciated securities.

         The estimated average maturity for certain mortgage-backed securities is shorter than the final maturity shown due to either published or proprietary prepayment assumptions.





                       See Notes to Financial Statements.

     THE SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND SEEKS AS HIGH A
      LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH STABLE PRINCIPAL VALUES
       AND LIQUIDITY BY INVESTING EXCLUSIVELY IN DOLLAR-DENOMINATED MONEY
         MARKET INSTRUMENTS, INCLUDING U.S. GOVERNMENT SECURITIES, BANK
         OBLIGATIONS, REPURCHASE AGREEMENTS, COMMERCIAL PAPER, AND OTHER
                           CORPORATE DEBT OBLIGATIONS.


               SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND


            During the 12-month period ending December 31, 2003, short-term interest rates declined modestly, due mainly to the rate cut of 25 basis points implemented by the Federal Reserve that eased the Federal Funds rate to 1.00%. Banks followed suit, lowering the discount and prime rates to 2.00% and 4.00%, respectively. On average, 90-day commercial paper and 90-day certificates of deposit declined 23 basis points to 1.08%. The 90-day Treasury bill ended the year at 0.92%, a decrease of 28 basis points.

         SHORT-TERM INTEREST RATES DECLINED MODESTLY DURING THE PERIOD, DUE MAINLY TO THE RATE CUT OF 25 BASIS POINTS IMPLEMENTED BY THE FEDERAL RESERVE THAT EASED THE FEDERAL FUNDS RATE TO 1.00%.

            As of the end of the period, the Sentinel Variable Product Money Market Fund's 7-day yield decreased to 0.65% from the previous year's yield of 0.92%, and its maturity shortened to 18 days from 21 days. The Fund's net assets decreased over the year by 11.4%, to $29.3 million. Looking ahead, we will strive to slightly lengthen the Fund's average maturity and continue to invest in sound credit quality securities.


    /s/ Darlene Coppola
    -------------------
    Darlene Coppola

Sentinel Variable Products Trust Money Market Fund

INVESTMENT IN SECURITIES
at December 31, 2003

                                                 PRINCIPAL AMOUNT       VALUE
                                                    (M=$1,000)        (Note 2)
--------------------------------------------------------------------------------

    CORPORATE SHORT-TERM NOTES 70.4%
    Abbott Labs
      1.00%, 1/06/04                                      1,235M   $ 1,234,828
    American Express
      Credit Corp.
      1.05%, 1/16/04                                       1,200M    1,199,475
    American General Finance
      1.07%, 1/21/04                                       1,450M    1,449,138
    Anheuser Busch
      1.02%, 1/26/04                                       1,400M    1,399,008
    Coca Cola
      1.03%, 1/05/04                                       1,120M    1,119,872
    Harley Davidson Funding
      1.02%, 1/20/04                                         860M      859,537
    LaSalle Bank Corp.
      1.07%, 1/30/04                                       1,025M    1,024,117
    Morgan Stanley
      Dean Witter
      1.08%, 1/22/04                                       1,000M      999,370
    Nestle Capital Corp.
      1.03%, 1/13/04                                       1,185M    1,184,593
    New Jersey Natural Gas
      1.03%, 2/02/04                                       1,100M    1,098,993
    Northern Trust Corp.
      1.05%, 1/02/04                                       1,400M    1,399,959
    Paccar Financial Corp.
      1.02%,1/09/04                                        1,100M    1,099,751
    Pfizer, Inc.
      1.03%, 1/15/04                                       1,075M    1,074,569
    Prudential Funding Corp.
      1.00%, 2/05/04                                       1,150M    1,148,882
    RWE 1.08%, 1/29/04                                     1,000M      999,160
    Southern Company
      Funding
      1.05%, 1/23/04                                       1,500M    1,499,038
    Toyota Credit
      1.05%, 1/28/04                                       1,300M    1,298,976
    Transamerica Financial
      Corp.
      1.08%, 1/08/04                                         520M      519,891
                                                                   -----------
    TOTAL CORPORATE SHORT-TERM NOTES
      (Amortized Cost $20,609,157)                                  20,609,157
                                                                   -----------
    U.S. GOVERNMENT AGENCY
      OBLIGATIONS 26.1%
    Federal Mortgage Corp.
      Discount Note
      1.02%, 1/14/04                                       1,400M  $ 1,399,484
      1.00%, 2/12/04                                       1,160M    1,158,647
                                                                   -----------
                                                                     2,558,131
                                                                   -----------
    Federal National Mortgage
      Association Discount Note
      1.06%, 1/07/04                                       1,880M    1,879,668
      1.07%, 1/08/04                                       1,085M    1,084,774
      1.05%, 1/12/04                                       1,130M    1,129,637
      1.00%, 1/27/04                                       1,000M      999,278
                                                                   -----------
                                                                     5,093,357
                                                                   -----------
    Total U.S. Government
      Agency Obligations
      (Amortized Cost $7,651,488)                                    7,651,488
                                                                   -----------


                                                           Shares      Value
                                                                      (Note 2)
--------------------------------------------------------------------------------
    U.S. Treasury Institutional
      Funds 3.7%
    Dreyfus Government Cash Management -
      Institutional Shares                                           1,090,000
      (Amortized Cost $1,090,000)                                  $ 1,090,000
                                                                   -----------
    Total Investments
      (Amortized Cost $29,350,645)*                                 29,350,645

    Excess of Liabilities
      Over Other Assets (0.2%)                                         (61,619)
                                                                   -----------
    Net Assets                                                     $29,289,026
                                                                   ===========


  * Also cost for federal income tax purposes.

                       See Notes to Financial Statements.

                        SENTINEL VARIABLE PRODUCTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                            SVPT                 SVPT              SVPT                  SVPT
                                                           Common               Growth            Mid Cap                Small
                                                            Stock               Index              Growth               Company
                                                            Fund                 Fund               Fund                  Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value .............................      $ 46,844,311         $  3,774,429         $ 24,506,024         $ 38,051,960
Cash and cash equivalents ........................           563,687               12,960              439,193            1,001,171
Receivable for securities sold ...................           147,753               28,211               54,037               44,407
Receivable for fund shares sold ..................             7,226               10,220               72,164               67,264
Receivable for dividends and interest ............            73,024                6,004                4,087               15,886
Receivable from fund administrator ...............              --                  2,621                 --                   --
                                                        ------------         ------------         ------------         ------------
   Total Assets ..................................        47,636,001            3,834,445           25,075,505           39,180,688
                                                        ------------         ------------         ------------         ------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

Payable for securities purchased .................           140,192                9,921                 --                171,974
Payable for fund shares repurchased ..............            48,587                  466                5,447               10,246
Income dividend payable ..........................              --                   --                   --                   --
Accrued expenses .................................            15,327                5,907               11,949               18,098
Management fee payable ...........................            16,766                  941                9,980               14,672
Fund service fee payable .........................             4,130                  552                2,308                3,481

   Total Liabilities .............................           225,002               17,787               29,684              218,471
                                                        ------------         ------------         ------------         ------------
Net Assets Applicable to Outstanding Shares ......      $ 47,410,999         $  3,816,658         $ 25,045,821         $ 38,962,217
                                                        ============         ============         ============         ============

Shares Outstanding ...............................         4,688,653              503,070            3,028,301            2,897,535
Net Asset Value and Maximum
   Offering Price Per Share ......................      $      10.11         $       7.59         $       8.27         $      13.45

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENT
Shares of beneficial interest at par value .......      $      4,689         $        503         $      3,028         $      2,898
Paid-in capital ..................................        45,673,469            4,974,342           29,472,758           30,906,222
Accumulated undistributed net investment income ..              --                    288                 --                 14,809
Accumulated undistributed net realized gain (loss)
   on investments ................................        (4,389,860)          (1,821,065)         (10,052,538)             417,681
Unrealized appreciation of investments ...........         6,122,701              662,590            5,622,573            7,620,607
                                                        ------------         ------------         ------------         ------------

NET ASSETS .......................................      $ 47,410,999         $  3,816,658         $ 25,045,821         $ 38,962,217
                                                        ============         ============         ============         ============
Investments at Cost ..............................      $ 40,721,610         $  3,111,839         $ 18,883,451         $ 30,431,353
                                                        ============         ============         ============         ============



                       See Notes to Financial Statements.

                        SENTINEL VARIABLE PRODUCTS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2003
--------------------------------------------------------------------------------------------------------------
                                                                                                      SVPT
                                                             SVPT                 SVPT                Money
                                                            Balanced              Bond                Market
                                                             Fund                 Fund                Fund
--------------------------------------------------------------------------------------------------------------

Assets
Investments at value .............................         $16,860,599         $22,170,556         $29,350,645
Cash and cash equivalents ........................             885,822             121,395               3,215
Receivable for securities sold ...................              24,024                --                  --
Receivable for fund shares sold ..................                 555               4,867             272,789
Receivable for dividends and interest ............              58,665             183,983                 789
Receivable from fund administrator ...............                --                  --                  --

                                                          ------------        ------------        ------------
   Total Assets ..................................          17,829,665          22,480,801          29,627,438
                                                          ------------        ------------        ------------
Liabilities
Payable for securities purchased .................              46,138                --                  --
Payable for fund shares repurchased ..............              45,902              85,880             298,002
Income dividend payable ..........................                --                  --                24,915
Accrued expenses .................................               3,827               5,211               6,743
Management fee payable ...........................               8,023               7,553               6,082
Fund service fee payable .........................               1,697               2,126               2,670
                                                          ------------        ------------        ------------
   Total Liabilities .............................             105,587             100,770             338,412
                                                          ------------        ------------        ------------
Net Assets Applicable to Outstanding Shares ......         $17,724,078         $22,380,031         $29,289,026
                                                         =============        ============        ============

Shares Outstanding ...............................           1,574,066           2,183,504          29,289,026
Net Asset Value and Maximum
   Offering Price Per Share ......................         $     11.26         $     10.25         $      1.00
Net Assets Represent
Shares of beneficial interest at par value .......         $     1,574         $     2,184         $    29,289
Paid-in capital ..................................          15,869,315          21,798,523          29,259,737
Accumulated undistributed net investment income ..                --                  --                  --
Accumulated undistributed net realized gain (loss)
   on investments ................................             295,071              12,816                --
Unrealized appreciation of investments ...........           1,558,118             566,508                --
                                                          ------------        ------------        ------------

Net Assets .......................................         $17,724,078         $22,380,031         $29,289,026
                                                         =============        ============        ============

Investments at Cost ..............................         $15,302,481         $21,604,048         $29,350,645
                                                         =============        ============        ============


                       See Notes to Financial Statements.

                        SENTINEL VARIABLE PRODUCTS TRUST

STATEMENTS OF OPERATIONS
for the year ended December 31, 2003
------------------------------------------------------------------------------------------------------------------------

                                                    SVPT               SVPT                SVPT                SVPT
                                                    Common             Growth              Mid Cap             Small
                                                    Stock              Index               Growth              Company
                                                    Fund               Fund                Fund                Fund
-----------------------------------------------------------------------------------------------------------------------

Investment Income
Income:
Dividends ......................................   $    586,188      $     49,976      $     56,897       $    227,320
Interest .......................................         10,752              --               1,737             28,074
                                                   ------------      ------------      ------------       ------------

  Total Income .................................   $    596,940      $     49,976      $     58,634       $    255,394
                                                   ------------      ------------      ------------       ------------
Expenses:
Management advisory fee ........................        167,208            10,151            95,896            136,938
Transfer agent fees ............................          7,524             6,024             7,274              8,024
Custodian fees .................................         12,158            59,226            23,725             19,878
Accounting and administration services .........         37,021             3,383            19,374             29,236
Auditing fees ..................................         20,000             6,250            11,500             15,500
Legal fees .....................................         17,500             1,000             8,000             12,500
Trustees' fees and expenses ....................          3,332               322             1,723              2,542
Other ..........................................         11,526            16,370             5,697             12,189
                                                   ------------      ------------      ------------       ------------
   Total Expenses ..............................        276,269           102,726           173,189            236,807
   Expense Reimbursement .......................        (26,434)          (82,188)          (10,836)           (15,507)
   Expense Offset ..............................         (5,658)             (226)           (3,725)

   Net Expenses ................................        244,177            20,312           158,628            215,922
                                                   ------------      ------------      ------------       ------------
Net Investment Income (Loss) ...................        352,763            29,664           (99,994)            39,472
                                                   ------------      ------------      ------------       ------------
Realized and Unrealized Gain on Investments
Net realized gain (loss) on sales of investments       (178,223)         (926,170)        1,322,501          1,856,381
Net realized gain on written options ...........          2,038              --                --                 --
Net change in unrealized appreciation ..........     10,592,865         1,490,276         5,532,606          8,153,431
                                                   ------------      ------------      ------------       ------------
Net Realized and Unrealized Gain on Investments      10,416,680           564,106         6,855,107         10,009,812
                                                   ------------      ------------      ------------       ------------
Net Increase in Net Assets from Operations .....   $ 10,769,443      $    593,770      $  6,755,113       $ 10,049,284
                                                   ============      ============      ============       ============



                       See Notes to Financial Statements

                        SENTINEL VARIABLE PRODUCTS TRUST

STATEMENTS OF OPERATIONS
for the year ended December 31, 2003
---------------------------------------------------------------------------------------------
                                                                                     SVPT
                                                       SVPT           SVPT           Money
                                                     Balanced         Bond           Market
                                                       Fund*          Fund*          Fund
---------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends ......................................   $    66,726    $      --      $    11,012
Interest .......................................       114,853        445,276        335,804

   Total Income ................................   $   181,579    $   445,276    $   346,816
                                                   -----------    -----------    -----------

Expenses:
Management advisory fee ........................        36,307         37,800         75,299
Transfer agent fees ............................         3,190          3,190          6,024
Custodian fees .................................        12,084          3,342          7,713
Accounting and administration services .........         6,603          9,449         30,109
Auditing fees ..................................         8,000         11,000         13,500
Legal fees .....................................           750            900         12,000
Trustees' fees and expenses ....................           458            721          2,902
Other ..........................................         1,128          2,536         11,484
                                                   -----------    -----------    -----------
   Total Expenses ..............................        68,520         68,938        159,031
   Expense Reimbursement .......................       (13,204)        (3,742)       (38,198)
   Expense Offset ..............................        (1,584)        (2,292)          (313)

   Net Expenses ................................        53,732         62,904        120,520
                                                   -----------    -----------    -----------

Net Investment Income (Loss) ...................       127,847        382,372        226,296
                                                   -----------    -----------    -----------
Realized and Unrealized Gain on Investments
Net realized gain (loss) on sales of investments       548,873        244,348           --
Net realized gain on written options ...........          --             --             --
Net change in unrealized appreciation ..........     1,558,118        566,508           --
                                                   -----------    -----------    -----------

Net Realized and Unrealized Gain on Investments      2,106,991        810,856           --
                                                   -----------    -----------    -----------
Net Increase in Net Assets from Operations .....   $ 2,234,838    $ 1,193,228    $   226,296
                                                   ===========    ===========    ===========



* For the period from August 1, 2003 (commencement of operations) through December 31, 2003.

                       See Notes to Financial Statements.

                        SENTINEL VARIABLE PRODUCTS TRUST

STATEMENTS OF CHANGES ON NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                      SVPT                              SVPT
                                                                   COMMON STOCK                      GROWTH INDEX
                                                                      FUND                              FUND
                                                          Year Ended        Year Ended      Year Ended        Year Ended
                                                          12/31/03           12/31/02        12/31/03          12/31/02
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ........................   $    352,763    $    421,876    $     29,664    $     24,848
Net realized gain (loss) on sales of investments ....       (176,185)     (3,494,009)       (926,170)       (677,782)
Net change in unrealized appreciation (depreciation)      10,592,865      (3,577,500)      1,490,276        (476,591)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations     10,769,443      (6,649,633)        593,770      (1,129,525)
                                                        ------------    ------------    ------------    ------------

-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........................       (353,987)       (422,896)        (29,376)        (25,557)
From net realized gain on investments ...............           --              --              --              --
                                                        ------------    ------------    ------------    ------------
Total distributions to shareholders .................       (353,987)       (422,896)        (29,376)        (25,557)
                                                        ------------    ------------    ------------    ------------

-------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares ...................      7,109,204       8,938,604       1,749,802       2,045,185
Net asset value of shares in reinvestment
   of dividends and distributions ...................        353,988         422,896          29,376          25,557

                                                           7,463,192       9,361,500       1,779,178       2,070,742
Less: Payments for shares reacquired ................     (2,775,680)     (4,225,474)     (2,944,735)       (423,636)
                                                        ------------    ------------    ------------    ------------
Increase (decrease) in net assets from
   capital share transactions .......................      4,687,512       5,136,026      (1,165,557)      1,647,106
                                                        ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS FOR PERIOD ..     15,102,968      (1,936,503)       (601,163)        492,024
Net Assets: Beginning of period .....................     32,308,031      34,244,534       4,417,821       3,925,797

Net Assets: End of period ...........................   $ 47,410,999    $ 32,308,031    $  3,816,658    $  4,417,821
                                                        ============    ============    ============    ============

Undistributed Net Investment Income at End of Period    $       --      $        994    $        288    $       --
                                                        ============    ============    ============    ============




                       See Notes to Financial Statements.

                        SENTINEL VARIABLE PRODUCTS TRUST

STATEMENTS OF CHANGES ON NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
                                                                           SVPT                            SVPT
                                                                       Mid Cap Growth                  Small Company
                                                                           Fund                            Fund
                                                                 Year Ended     Year Ended       Year Ended     Year Ended
                                                                  12/31/03       12/31/02        12/31/03        12/31/02
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ........................         $    (99,994)   $    (37,077)   $     39,472    $     68,146
Net realized gain (loss) on sales of investments ....            1,322,501      (6,564,792)      1,856,381      (1,224,135)
Net change in unrealized appreciation (depreciation)             5,532,606       1,209,171       8,153,431      (2,484,732)
                                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations            6,755,113      (5,392,698)     10,049,284      (3,640,721)
                                                              ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........................                 --              --           (37,556)        (69,630)
From net realized gain on investments ...............                 --              --           (22,014)        (24,788)
Total distributions to shareholders .................                 --              --           (59,570)        (94,418)
                                                              ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares ...................            4,504,764       3,365,649       8,259,524      10,922,523
Net asset value of shares in reinvestment
   of dividends and distributions ...................                 --              --            59,570          94,418
                                                              ------------    ------------    ------------    ------------
                                                                 4,504,764       3,365,649       8,319,094      11,016,941
Less: Payments for shares reacquired ................           (3,177,433)     (3,230,147)     (1,997,285)     (3,674,659)
                                                              ------------    ------------    ------------    ------------
Increase (decrease) in net assets from
   capital share transactions .......................            1,327,331         135,502       6,321,809       7,342,282
                                                              ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS FOR PERIOD ..            8,082,444      (5,257,196)     16,311,523       3,607,143
Net Assets: Beginning of period .....................           16,963,377      22,220,573      22,650,694      19,043,551
                                                              ------------    ------------    ------------    ------------

Net Assets: End of period ...........................         $ 25,045,821    $ 16,963,377    $ 38,962,217    $ 22,650,694
                                                              ============    ============    ============    ============
Undistributed Net Investment Income at End of Period          $       --      $       --      $     14,809    $       --
                                                              ============    ============    ============    ============



                       See Notes to Financial Statements.

                        SENTINEL VARIABLE PRODUCTS TRUST

STATEMENTS OF CHANGES ON NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                         SVPT              SVPT
                                                                       Balanced            Bond           SVPT
                                                                         Fund              Fund         Money Market
                                                                     Period from       Period from         Fund
                                                                     08/01/03 (A)      08/01/03 (A)     Year Ended    Year Ended
                                                                   through 12/31/03  through 12/31/03    12/31/03      12/31/02
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ........................               $    127,847    $    382,372    $    226,296    $    392,527
Net realized gain (loss) on sales of investments ....                    548,873         244,348            --              --
Net change in unrealized appreciation (depreciation)                   1,558,118         566,508            --              --
                                                                    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations                  2,234,838       1,193,228         226,296         392,527
                                                                    ------------    ------------    ------------    ------------

------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........................                   (135,890)       (396,452)       (226,296)       (392,527)
From net realized gain on investments ...............                   (245,759)       (217,452)           --              --
                                                                    ------------    ------------    ------------    ------------
Total distributions to shareholders .................                   (381,649)       (613,904)       (226,296)       (392,527)
                                                                    ------------    ------------    ------------    ------------

------------------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares ...................                 15,928,844      24,179,786      20,898,529      51,696,746
Net asset value of shares in reinvestment
    of dividends and distributions ..................                    381,649         613,904         226,296         392,527
                                                                    ------------    ------------    ------------    ------------
                                                                      16,310,493      24,793,690      21,124,825      52,089,273
Less: Payments for shares reacquired ................                   (439,604)     (2,992,983)    (24,883,581)    (46,652,286)
                                                                    ------------    ------------    ------------    ------------
Increase (decrease) in net assets from
   capital share transactions .......................                 15,870,889      21,800,707      (3,758,756)      5,436,987
                                                                    ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS FOR PERIOD ..                 17,724,078      22,380,031      (3,758,756)      5,436,987
Net Assets: Beginning of period .....................                       --              --        33,047,782      27,610,795
                                                                    ------------    ------------    ------------    ------------
Net Assets: End of period ...........................               $ 17,724,078    $ 22,380,031    $ 29,289,026    $ 33,047,782
                                                                    ============    ============    ============    ============
Undistributed Net Investment Income at End of Period                $       --      $       --      $       --      $       --
                                                                    ============    ============    ============    ============

(A) Commencement of operations.


                       See Notes to Financial Statements.

               SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Period from
                                                                      Year Ended      Year Ended     Year Ended    11/30/00 through
                                                                       12/31/03        12/31/02       12/31/01       12/31/00 (A)

Net asset value at beginning of period .................            $       7.75    $       9.50    $      10.49    $      10.00
                                                                    ------------    ------------    ------------    ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income ..................................                    0.08            0.10            0.11            0.01
Net realized and unrealized gain (loss) on investments .                    2.36           (1.75)          (0.95)           0.49
                                                                    ------------    ------------    ------------    ------------
Total from investment operations .......................                    2.44           (1.65)          (0.84)           0.50
                                                                    ------------    ------------    ------------    ------------
LESS DISTRIBUTIONS
Dividends from net investment income ...................                    0.08            0.10            0.11            0.01
Distributions from realized gains on investments .......                      --              --            0.04              --
                                                                    ------------    ------------    ------------    ------------
Total Distributions ....................................                    0.08            0.10            0.15            0.01
                                                                    ------------    ------------    ------------    ------------

Net asset value at end of period .......................            $      10.11    $       7.75    $       9.50    $      10.49
                                                                    ============    ============    ============    ============

Total Return (%) * .....................................                   31.43          (17.33)          (8.10)           5.00++


RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%) ........                    0.68            0.51            0.51            0.51+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ** .............                    0.75            0.71            0.74            1.04+
Ratio of net investment income to average net assets (%)                    0.95            1.24            1.23            1.20+
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) ** ......                    0.88            1.04            1.01            0.68+
Portfolio turnover rate (%) ............................                      77              50              46               8++
Net assets at end of period (000 omitted) ..............            $     47,411     $    32,308    $     34,245     $    29,797



      (A) Commenced operations November 30, 2000.
        + Annualized
       ++ Not annualized
       * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
      ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3).




See Notes to Financial Statements.

               SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.

                                                                                                                     Period from
                                                                  Year Ended        Year Ended       Year Ended    11/30/00 through
                                                                  12/31/03           12/31/02         12/31/01      12/31/00 (A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....................    $       6.17      $       8.17       $       9.46    $      10.00
                                                               ------------      ------------       ------------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income .....................................            0.06              0.04               0.02              --
Net realized and unrealized gain (loss) on investments ....            1.42             (2.00)             (1.29)          (0.54)
                                                               ------------      ------------       ------------    ------------
Total from investment operations ..........................            1.48             (1.96)             (1.27)          (0.54)
                                                               ------------      ------------       ------------    ------------

LESS DISTRIBUTIONS
Dividends from net investment income ......................            0.06              0.04               0.02            0.00 ***
Distributions from realized gains on investments ..........              --                --                 --              --
                                                               ------------      ------------       ------------    ------------
Total Distributions .......................................            0.06              0.04               0.02              --
                                                               ------------      ------------       ------------    ------------
Net asset value at end of period ..........................    $       7.59      $       6.17       $       8.17    $       9.46
                                                               ============      ============       ============    ============
Total Return (%) * ........................................           23.97            (24.04)            (13.44)          (5.36) ++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%) ...........            0.61              0.61               0.65            1.07 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ** ................            3.03              2.12               2.30            1.35 +
Ratio of net investment income to average net assets (%) ..            0.88              0.62               0.31            0.51 +
Ratio of net investment income (loss) to average net assets
   before voluntary expense reimbursements (%) ** .........           (1.55)            (0.89)             (1.34)           0.23 +
Portfolio turnover rate (%) ...............................              60                28                 33              16 ++
Net assets at end of period (000 omitted) .................    $      3,817         $   4,418          $   3,926    $      2,921


         (A) Commenced operations November 30, 2000.
         +  Annualized
         ++ Not annualized
         * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
         ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3).
        *** Represents less than $.005 of average daily shares outstanding.

                       See Notes to Financial Statements.

              SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.

                                                                                                               Period from
                                                            Year Ended     Year Ended        Year Ended      11/30/00 through
                                                             12/31/03       12/31/02          12/31/01         12/31/00 (A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...............   $        5.83    $       7.68       $      10.14    $      10.00
                                                          ------------    ------------       ------------    ------------
Income (Loss) from Investment Operations
Net investment loss ..................................           (0.04)          (0.01)             (0.04)             --
Net realized and unrealized gain (loss) on investments            2.48           (1.84)             (2.42)           0.14
                                                          ------------    ------------       ------------    ------------
Total from investment operations .....................            2.44           (1.85)             (2.46)           0.14
                                                          ------------    ------------       ------------    ------------
Less Distributions
Dividends from net investment income .................              --              --                 --              --
Distributions from realized gains on investments .....              --              --                 --              --
                                                          ------------    ------------       ------------    ------------
Total Distributions ..................................              --              --                 --              --
                                                          ------------    ------------       ------------    ------------
Net asset value at end of period .....................    $       8.27    $       5.83       $       7.68    $      10.14

Total Return (%) * ...................................           41.85          (24.09)            (24.26)         1.40 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%) ......            0.84            0.74               0.78          0.73 +
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ** ...........            0.89            0.85               0.84          1.05 +
Ratio of net investment loss to average net assets (%)           (0.52)          (0.19)             (0.45)        (0.43)+
Ratio of net investment loss to average net assets
   before voluntary expense reimbursements (%) ** ....           (0.57)          (0.30)             (0.50)        (0.75)+
Portfolio turnover rate (%) ..........................             120             246                 88             1 ++
Net assets at end of period (000 omitted) ............    $     25,046    $     16,963        $    22,221    $   22,788






         (A) Commenced operations November 30, 2000.
         +  Annualized
         ++ Not annualized
         * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
         ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)



See Notes to Financial Statements.

              SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND


FINANCIAL HIGHLIGHTS
Selected per share data and ratios
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each fiscal period.

                                                                                                                Period from
                                                               Year Ended      Year Ended       Year Ended   11/30/00 through
                                                               12/31/03         12/31/02         12/31/01       12/31/00 (A)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................      $     9.66       $    11.27       $    10.73       $     10.00
                                                              ----------       ----------       ----------       -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income ..................................            0.01             0.03             0.03              0.01
Net realized and unrealized gain (loss) on investments .            3.80            (1.60)            0.54              0.73
                                                              ----------       ----------       ----------       -----------
Total from investment operations .......................            3.81            (1.57)            0.57              0.74
                                                              ----------       ----------       ----------       -----------
LESS DISTRIBUTIONS
Dividends from net investment income ...................            0.01             0.03             0.03              0.01
Distributions from realized gains on investments .......            0.01             0.01             0.00***             --
                                                              ----------       ----------       ----------       -----------
Total Distributions ....................................            0.02             0.04             0.03              0.01
                                                              ----------       ----------       ----------       -----------
Net asset value at end of period .......................      $    13.45       $     9.66       $    11.27       $     10.73
                                                              ==========       ==========       ==========       ===========

Total Return (%) * .....................................           39.44           (13.92)            5.35              7.40++

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (%) ........            0.76             0.61             0.65              0.68+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ** .............            0.81             0.81             0.94              1.16+
Ratio of net investment income to average net assets (%)            0.14             0.31             0.40              1.19+
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) ** ......            0.08             0.11             0.11              0.72+
Portfolio turnover rate (%) ............................              55               57               59                 2++
Net assets at end of period (000 omitted) ..............      $   38,962       $   22,651       $   19,044        $   10,856


        (A) Commenced operations November 30, 2000.
         +  Annualized
        ++  Not annualized
         * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
         ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3) *** Represents less than $.005 of average daily shares outstanding.



                       See Notes to Financial Statements.

                 SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.


                                                                   Period from
                                                                08/01/03 through
                                                                  12/31/03 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .................         $    10.00
                                                                 ----------
Income from Investment Operations
Net investment income ..................................               0.08
Net realized and unrealized gain on investments ........               1.43
                                                                 ----------
Total from investment operations .......................               1.51
                                                                 ----------
Less Distributions
Dividends from net investment income ...................               0.09
Distributions from realized gains on investments .......               0.16
                                                                 ----------
Total Distributions ....................................               0.25
                                                                 ----------
Net asset value at end of period .......................         $    11.26
                                                                 ==========
Total Return (%) * .....................................              15.07++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%) ........               0.84+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ** .............               1.04+
Ratio of net investment income to average net assets (%)               1.95+
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) ** ......               1.75+
Portfolio turnover rate (%) ............................                 85++
Net assets at end of period (000 omitted) ..............         $   17,724


        (A) Commenced operations August 1, 2003.
         +  Annualized
         ++ Not annualized
         * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
         ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)

                       See Notes to Financial Statements.

                   SENTINEL VARIABLE PRODUCTS TRUST BOND FUND


FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.
-------------------------------------------------------------------------------

                                                                 Period from
                                                               08/01/03 through
                                                                 12/31/03 (A)
-------------------------------------------------------------------------------
Net asset value at beginning of period .................         $   10.00
                                                                 ---------
Income from Investment Operations
Net investment income ..................................              0.18
Net realized and unrealized gain on investments ........              0.36

Total from investment operations .......................              0.54

Less Distributions
Dividends from net investment income ...................              0.19
Distributions from realized gains on investments .......              0.10

Total Distributions ....................................              0.29
                                                                 ---------

Net asset value at end of period .......................         $   10.25
                                                                 =========

Total Return (%) * .....................................              5.38++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%) ........              0.69+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ** .............              0.73+
Ratio of net investment income to average net assets (%)              4.07+
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) ** ......              4.03+
Portfolio turnover rate (%) ............................               162++
Net assets at end of period (000 omitted) ..............         $  22,380

         (A) Commenced operations August 1, 2003.

         +  Annualized

         ++ Not annualized

         * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.

         ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)

                       See Notes to Financial Statements.

               SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
Selected data for a share outstanding throughout each fiscal period.

                                                                                                                 Period from
                                                            Year Ended        Year Ended      Year Ended      11/30/00 through
                                                             12/31/03         12/31/02        12/31/01           12/31/00 (A)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...............     $    1.00           $    1.00       $    1.00         $     1.00
                                                          ----------          ----------      ----------        -----------
Income from Investment Operations
Net investment income ................................        0.0075              0.0132          0.0361             0.0050
Net realized and unrealized gain on investments ......            --                  --              --                 --
                                                          ----------          ----------      ----------        -----------
Total from investment operations .....................        0.0075              0.0132          0.0361             0.0050
                                                          ----------          ----------      ----------        -----------
Less Distributions
Dividends from net investment income .................        0.0075              0.0132          0.0361             0.0050
Distributions from realized gains on investments .....            --                  --              --                 --
                                                          ----------          ----------      ----------        -----------
Total Distributions ..................................        0.0075              0.0132          0.0361             0.0050
                                                          ----------          ----------       ---------          ---------
Net asset value at end of period .....................    $     1.00          $     1.00       $    1.00          $    1.00
                                                          ==========          ==========       =========          =========

Total Return (%) * ...................................          0.75                1.32            3.70               0.50++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%) ......          0.40                0.40            0.42               0.44+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) ** ...........          0.53                0.51            0.56               0.82+
Ratio of net investment income to average
   net assets (%) ....................................          0.75                1.32            3.46              6.25+
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%) ** ....          0.62                1.22            3.32              5.86+
Net assets at end of period (000 omitted) ............   $    29,289           $  33,048       $  27,611          $  19,444


         (A) Commenced operations November 30, 2000.
         +  Annualized
         ++ Not annualized
         * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
         ** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3)



                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

     1. ORGANIZATION:
     The Sentinel Variable Products Trust (the "Trust") is an open-end investment company, registered under the Investment Company Act of 1940 as amended which continuously offers its shares, to separate accounts of National Life Insurance Company to serve as the investment vehicle for variable life insurance and annuity contracts. The Trust consists of seven separate and distinct funds, six of which are diversified: Common Stock, Mid Cap Growth, Small Company, Balanced, Bond and Money Market, (the Growth Index Fund being non-diversified). The seven funds of the Trust are referred to hereinafter collectively as the "Funds", and individually as a "Fund".

     2. ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. A. Security
     Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Money Market Fund are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

     B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
     Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis, dividend income is recorded on the ex-dividend date. The cost of securities sold is determined by the use of the specific identification method. Market discount and original issue discount are accreted into income.

     C. DIVIDENDS AND DISTRIBUTIONS:
     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the reclassification of net investment losses to net short-term capital gains or paid-in-capital, the character for tax purposes of investments in Real Estate Investment Trusts, current year paydowns and dividends paid. Reclassifications were made to reflect these differences as of December 31, 2003.

                          Accumulated       Accumulated
                         undistributed     undistributed
                         net investment    net realized gain (loss)  Paid-in
        Fund             income (loss)     on investments            capital
     -----------------  ---------------    ------------------------  -------
     Common Stock           $       230         $      --            $  (230)
     Mid Cap Growth              99,994                --            (99,994)
     Small Company               12,893           (12,893)              --
     Balanced                     8,043            (8,043)              --
     Bond                        14,080           (14,080)              --


     D. REPURCHASE AGREEMENTS:
     Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2003.

     E. OTHER:
     Direct expenses of a fund are charged to that Fund while common expenses of the Series are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts. Earnings credits are received from the custodian bank on cash balances and are reflected in the statement of operations as an expense offset. The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     F. FEDERAL INCOME TAXES:
     No provision is made for Federal taxes as it is the Fund's intention to have each Fund continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from any Federal excise income taxes or income tax liability.

     G. OPTIONS:
     When a SVPT Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and are subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Transactions in options written during the fiscal year ended December 31, 2003 were as follows:
                                                          SVPT
                                                      Common Stock
                                                          Fund
                                                      ------------
     Options outstanding at
     December 31, 2002                                $        --
     Options written                                      (14,922)
     Options terminated in closing
     purchase transactions 12,906
     Options expired                                        2,016
     Options exercised                                         --
                                                     ------------
     Options outstanding at
     December 31, 2003                               $         --
                                                     ============

     3. MANAGEMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
     Pursuant to an Investment Advisory Agreement, NL Capital Management, Inc.
     (NLCM), a wholly owned subsidiary of National Life Insurance Company, manages the Funds' investments and their business operations under the overall supervision of the Trust's Board of Trustees. NLCM has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, the Trust pays to NLCM a monthly fee determined as follows:

  a) With respect to the Common Stock, Mid Cap Growth and Small Company
     Funds: 0.50% per annum on the first $20 million of average daily net assets of each Fund; 0.40% per annum on the next $20 million of such assets of each Fund; and 0.30% per annum on such assets of each Fund in excess of $40 million.

  b) With respect to Balanced Fund. 0.55% per annum on the average daily net assets of the Fund. c) With respect to Bond Fund. 0.40% per annum on the average daily net assets of the Fund. d) With respect to Growth Index Fund:
     0.30% per annum on the average daily net assets of the Fund

         e) With respect to the Money Market Fund: 0.25% per annum on the average daily net asset of the Fund.

     NLCM has voluntarily agreed for a period of at least until December 31, 2003 to waive the Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

             o Common Stock Fund        0.66%
             o Growth Index Fund        0.60%
             o Mid Cap Growth Fund      0.82%
             o Small Company Fund       0.74%
             o Balanced Fund            0.82%
             o Bond Fund                0.67%
             o Money Market Fund        0.40%

     These arrangements may be changed or terminated at any time after December 31, 2003, except that NLCM has agreed with the SEC to maintain the current caps on the Balanced and Bond Funds at least through May 1, 2005.

     For the fiscal year ended December 31, 2003 the amounts reimbursable are as follows: Common Stock $26,434, Growth Index $82,188, Mid Cap Growth $10,836, Small Company $15,507, Balanced $13,204, Bond $3,742 and Money Market $38,198.

     The investment advisory contract for the Bond and Balanced Funds, which began operations on August 1, 2003, was not approved by shareholders until January 23, 2004, due to an oversight. This contract had been approved, however, by the independent Trustees of the Trust. At their meeting held on January 23, 2004, the Bond and Balanced Fund shareholders also approved a reimbursement to NLCM of the costs of providing management service for the period prior to their approval of the contract. These costs were estimated to approximate the amounts of the fees, net of applicable reimbursements, that would have accrued if the contractual fees had applied.

     Equity Services Inc. (ESI) another wholly owned subsidiary of National Life Insurance Company acts as the principal underwriter of shares of the Funds. ESI receives no compensation from the Trust for acting as principal underwriter.

     Pursuant to the Fund Services Agreement with Sentinel Administrative Service Corporation ("Sentinel Service") a Vermont corporation which is a wholly owned subsidiary of National Life Insurance Company, the Trust receives certain transfer agency, fund accounting and financial administration services. For these services, the Fund Services Agreement provides for the Trust to pay to Sentinel Service a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net asset of the Funds for fund accounting and financial administration services. For the fiscal year ended December 31, 2003 this fee totaled $155,186.


     4. Investment Transactions:

     Purchases and sales (excluding short-term obligations) for the fiscal year ended December 31, 2003 are as follows:

                           Purchases of                           Sales of
                           other than        Purchases of        other than
                               U.S.              U.S.                U.S.          Sales of U.S.
                           Government         Government         Government         Government
                           direct and         direct and          direct and        direct and
                              agency            agency              agency            agency
         Fund              obligations        obligations         obligations       obligations
     ------------------    --------------    --------------      --------------    ----------------
     Common Stock .....       $32,419,098     $      --             $27,452,046       $       --
     Growth Index .....         2,068,013         3,245,779                 --                --
     Mid Cap Growth ...        24,258,067        22,799,009                 --                --
     Small Company ....        18,802,517        14,308,037                 --                --
     Balanced .........        13,681,440        14,183,840          3,890,010           9,213,888
     Bond .............         6,500,358        50,975,101          1,274,917          34,821,715

     (The Sentinel Variable Products Money Market Fund invests only in short-term obligations.)

     At December 31, 2003, the Funds have tax basis capital losses which may be used to offset future capital gains through 2011 as follows:

     Capital Loss Carryforward
                                                                Expiring in
                                                                -----------
     SVPT Common Stock Fund                 $    111,841         12/31/2009
                                               3,931,884         12/31/2010
                                                 346,135         12/31/2011
                                            ------------
         Total                              $  4,389,860
                                            ============

     SVPT Growth Index Fund                 $     62,231         12/31/2009
                                                 340,021         12/31/2010
                                                 883,435         12/31/2011
                                            ------------
         Total                              $  1,285,687
                                            ============

     SVPT Mid Cap Growth Fund               $  3,591,609         12/31/2009
                                            ------------
                                               6,407,249         12/31/2010
                                            ============

         Total                              $  9,998,858



     During the year ended December 31, 2003, the Funds utilized capital losses as follows:

                                                            Capital losses
             Fund                                              utilized
         ---------------                                    --------------
         Mid Cap Growth                                       $ 1,051,445
         Small Company                                          1,066,386

     It is unlikely that a capital gains distribution will be paid to policyholders of the Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire.

     Capital losses incurred after October 31 ("Post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Funds incurred and elected to defer the following capital losses during fiscal 2003:

     o Growth Index                $2,093

     5. Shares of Beneficial Interest Transactions:

     There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal years ended December 31, 2003 and 2002 were as follows:

                                                              Shares
                                                              issued in                    Net
                                                              reinvestment              increase
                                                              of dividends     Shares   (decrease)
                                                    Shares    and dis-         reac-    in shares
                    Fund                             sold     tributions       quired   outstanding
                    ----------------------------  --------------------------------------------------
                    YEAR ENDED DECEMBER 31, 2003
                    Common Stock ...............      826,754       35,014      340,365      521,403
                    Growth Index ...............      262,521        3,881      478,883     (212,481)
                    Mid Cap Growth .............      640,741         --        520,753      119,988
                    Small Company ..............      736,638        4,374      187,474      553,538
                    Balanced* ..................    1,580,876       33,894       40,704    1,574,066
                    Bond* ......................    2,413,741       59,952      290,189    2,183,504
                    Money Market ...............   20,898,529      226,296   24,883,581   (3,758,756)

                    YEAR ENDED DECEMBER 31, 2002
                    Common Stock ...............    1,016,585       54,779      510,405      560,959
                    Growth Index ...............      297,407        4,129       66,248      235,288
                    Mid Cap Growth .............      496,222         --        481,162       15,060
                    Small Company ..............      982,285       29,827      358,598      653,514
                    Money Market ...............   51,696,746      392,527   46,652,286    5,436,987

   * For the period from August 1, 2003 (commencement of operations) through December 31, 2003. 6. Distributions to Shareholders: The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 were as follows:

     YEAR ENDED DECEMBER 31, 2003
                                           Long Term  Return
                                  Ordinary  Capital    of
                     Fund         Income     Gain    Capital   Total
                --------------    ------------------------------------
                Common Stock      353,757     --      230      353,987
                Growth Index       29,376     --       --       29,376
                Mid Cap Growth         --     --       --          --
                Small Company      59,570     --       --       59,570
                Balanced          381,649     --       --      381,649
                Bond              613,904     --       --      613,904
                Money Market      226,409     --       --      226,409

      YEAR ENDED DECEMBER 31, 2002

                                            Long Term  Return
                                  Ordinary   Capital    of
                     Fund          Income     Gain    Capital  Total
                --------------    ------------------------------------
               Common Stock        422,896     --        --   422,896
               Growth Index         25,557     --        --    25,557
               Small Company        94,418     --        --    94,418
               Money Market        392,527     --        --   392,527

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                   Currently Distributable

                            Currently         Long Term
                           Distributable     Capital Gain     Unrealized
                            Ordinary          or Capital      Appreciation/
              Fund            Income        Loss Carryover    Depreciation
             ---------------------------------------------------------------
             Common Stock          --           (4,389,860)      6,122,701
             Growth Index          288          (1,285,687)        129,305
             Mid Cap Growth         --          (9,998,858)      5,568,893
             Small Company     177,927             306,795       7,568,375
             Balanced          295,364                  --       1,557,825
             Bond               12,816                  --         566,508
             Money Market           --                  --              --

     Report of Independent Auditors
     To the Shareholders and Board of Trustees of Sentinel Variable Products Trust

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Trust Common Stock Fund, Sentinel Variable Products Trust Growth Index Fund, Sentinel Variable Products Trust Mid Cap Growth Fund, Sentinel Variable Products Trust Small Company Fund, Sentinel Variable Products Trust Balanced Fund, Sentinel Variable Products Trust Bond Fund and Sentinel Variable Products Trust Money Market Fund of the Sentinel Variable Products Trust, (the "Funds") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in theUnited States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PRICEWATERHOUSECOOPERS LLP
     New York, New York
     January 28, 2004

                           Board Members and Officers

     Policyholders elect a board that oversees the Trust's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board. The following is a list of the Trust's board members. Each member oversees the five portfolios of the Sentinel Variable Products Trust. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------------------------------------------------------
                                Position held with
                                Registrant and              Principal occupations during
Name, Address, Age              length of service           past five years                              Public directorships
-------------------------------------------------------------------------------------------------------------------------------
WILLIAM D. MCMEEKIN         Trustee since 2000              Senior Vice President & Senior
(59)                                                        Lending Officer - Banknorth Vermont,
Banknorth Vermont                                           2001 to Present;
215 Main Street                                             Community President -
Brattleboro, VT 05301                                       The Howard Bank, 2000 to 2001;
                                                            prior to that,
                                                            President & Chief Executive
                                                            Officer -  Granite Savings Bank

-------------------------------------------------------------------------------------------------------------------------------
WILLIAM G. RICKER          Trustee since 2000               Former President -
(64)                                                        Denis, Ricker & Brown
Denis Ricker & Brown                                        (Insurance Agency)
17 State Street
Montpelier, VT  05602


Board Members Affiliated with NL Capital Management, Inc.

-------------------------------------------------------------------------------------------------------------------------------
                                Position held with
                                Registrant and              Principal occupations during
Name, Address, Age              length of service           past five years                              Public directorships
-------------------------------------------------------------------------------------------------------------------------------

JAMES A. MALLON                  Chairman of the           President, Director and Chief
(52)                             Board and Chief           Operating Officer - National Life
National Life Insurance          Executive Officer         Insurance Company, 2003 to present;
 Company                         since 2003                Executive Vice President & Chief
One National Life Drive                                    Marketing Officer - National Life
Montpelier, VT  05604                                      Insurance Company, 1998 to 2003


The board has appointed officers who are responsible for day-to-day business decisions based on polices it has established. The officers serve at the pleasure of the board.

OFFICERS AFFILIATED WITH NL CAPITAL MANAGEMENT, INC.
-------------------------------------------------------------------------------------------------------------------------------
                                Position held with
                                Registrant and              Principal occupations during
Name, Address, Age              length of service           past five years                              Public directorships
-------------------------------------------------------------------------------------------------------------------------------
JOHN M. GRAB, JR.,              Vice President             Sentinel Management Company -
C.P.A. (57)                     & Chief                    Senior Vice President, 1993 to present;
National Life Drive             Financial                  Sentinel Administrative Service
Montpelier, Vermont             Officer since              Company - Senior Vice President,
05604                           2003                       1993 to present; ESI - Senior Vice
                                                           President and Chief
                                                           Financial Officer, 1988 to present;
                                                           American Institute of Certified
                                                           Public Accountants; The Vermont
                                                           Society of Certified
                                                           Public Accountants
-------------------------------------------------------------------------------------------------------------------------------
THOMAS P. MALONE               Vice President              Vice President - Sentinel
(47)                           & Treasurer                 Administrative Service Company
Sentinel Administrative        since 2000
 Service Company
One National Life Drive
Montpelier, VT  05604
-------------------------------------------------------------------------------------------------------------------------------

D. Russell Morgan              Secretary since 2000       Assistant General Counsel -
(48)                                                      National Life Insurance Company,
National Life Insurance                                   2001 to present; Senior Counsel -
 Company                                                  National Life Insurance Company,
One National Life Drive                                   2000 to 2001; prior to that,
Montpelier, VT  05604                                     Counsel - National Life Insurance
                                                          Company
-------------------------------------------------------------------------------------------------------------------------------


The Statement of Additional Information has additional information about the Trust's trustees and is available, without charge, upon request by calling (800) 537-7003.

INVESTMENT ADVISOR
NL Capital Management, Inc.

PRINCIPAL UNDERWRITER
Equity Services, Inc.

COUNSEL
Sidley Austin Brown & Wood LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

CUSTODIAN AND DIVIDEND PAYING AGENT
State Street Bank - Kansas City

TRANSFER AGENT, SHAREHOLDER SERVICING
AGENT AND ADMINISTRATOR
Sentinel Administrative Service Corporation

Sentinel Variable
Products Trust

Sentinel Variable Products Trust Common Stock Fund
Sentinel Variable Products Trust Growth Index Fund
Sentinel Variable Products Trust Mid Cap Growth Fund
Sentinel Variable Products Trust Small Company Fund
Sentinel Variable Products Trust Balanced Fund
Sentinel Variable Products Trust Bond Fund
Sentinel Variable Products Trust Money Market Fund


This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

Distributed by Equity Services, Inc.
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332

ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------

(a) As of December 31, 2003, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended December 31, 2003 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(d) There were no waivers granted during the fiscal year ended December 31, 2003 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.
(e)      Not applicable.
(f)      A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
-------------------------------------------------------------------------------

The Registrant's Board of Trustees has determined that the Board of Trustees currently does not have an Audit Committee Financial Expert serving on the Registrant's Audit Committee. However, the members of the Audit Committee, which includes the two non-interested trustees of the Registrant, after considering all the factors that they deem relevant, including the experience and business backgrounds of its members, have determined that as a group they have the attributes necessary to provide appropriate oversight in connection with preparation of the Registrant's financial statements.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:
        2002     $51,290
        2003     $66,000

(b) Audit-Related Fees. PricewaterhouseCoopers has not billed for services that are reasonably related to the performance of the audit of the Registrant's financial statements during the last two fiscal years of the Registrant.

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:
        2002      $12,500
        2003      $19,250

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years. PricewaterhouseCoopers billed the Registrant's investment adviser, NL Capital Management, Inc., for non-audit related services involving verification of compliance with AIMR standards of composite performance calculations the last two fiscal years as follows.
        2002     $10,000
        2003     $23,000

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (c) above were approved by the Audit Committee. The services described in (d) above were not deemed to relate directly to the operations and financial reporting of the Registrant.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4, there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser ), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.




ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
------------------------------------------------------------------------------
(a) Not applicable.

(b) Not applicable.



ITEM 6.  [RESERVED]
------------------------------------------------------------------------------



ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------
Not applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
------------------------------------------------------------------------------
Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------
Form N-CSR disclosure requirement not yet effective with respect to the Registrant.



ITEM 10.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------
The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.



ITEM 11.  EXHIBITS
------------------------------------------------------------------------------
(a)      (1) Code of Ethics.
(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)      (3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By: /s/ James A. Mallon
-------------------------------------
James A. Mallon, Chairman & Chief Executive Officer


Date:    February 27, 2004
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:  /s/ John M. Grab
-------------------------------------
John M. Grab, Jr., Vice President & Chief Financial Officer


Date:    February 27, 2004
------------------------------------